AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 5, 1998

                                                 REGISTRATION NOS. 333-46765
                                                                   811-08025
----------------------------------------------------------------------------

                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
                             ------------------

                                  FORM N-2


          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                       PRE-EFFECTIVE AMENDMENT NO. 2
                      POST-EFFECTIVE AMENDMENT NO. ___
                                    AND
                      REGISTRATION STATEMENT UNDER THE
                       INVESTMENT COMPANY ACT OF 1940
                              AMENDMENT NO. 3


                    BULL & BEAR GLOBAL INCOME FUND, INC.0
           (Exact name of Registrant as specified in its charter)
                11 HANOVER SQUARE, NEW YORK, NEW YORK 10005
                  (Address of Principal Executive Offices)
     REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 785-0900
                          -----------------------

                             THOMAS B. WINMILL
                                CO-PRESIDENT
                             11 HANOVER SQUARE
                          NEW YORK, NEW YORK 10005
                          -----------------------

                                 Copies to:

         THOMAS A. HALE, ESQ.                LEONARD B. MACKEY, JR., ESQ.
    SKADDEN, ARPS, SLATE, MEAGHER                 ROGERS & WELLS LLP
          & FLOM (ILLINOIS)                         200 PARK AVENUE
       333 WEST WACKER DRIVE                    NEW YORK, NEW YORK 10166
      CHICAGO, ILLINOIS 60606
                          -----------------------


               APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
          AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THIS
                          REGISTRATION STATEMENT.


   Title of                           Proposed Maximum    Proposed Aggregate    Amount of
Securities Being      Amount Being     Offering Price      Maximum Offering    Registration
  Registered          Registered(1)    Per Share(2)(3)           Price           Fee(3)
----------------      -------------   ----------------    ------------------   ------------
 Shares of Common       1,970,585          $8.00             $15,764,680          $4,651
      Stock

(1) Includes 394,117 shares of Common Stock to cover an increase by the Fund of 25% of the number of Shares of Common Stock subject to subscriptions.
(2)  Estimated solely for purposes of calculating the registration fee.
(3) $4,694 previously paid. Estimated pursuant to Rule 457(c) under the Securities Act of 1933 on the basis of market price per share on April 24, 1998.



      THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.




                    BULL & BEAR GLOBAL INCOME FUND, INC.
                                  Form N-2
                           Cross-Reference Sheet

PART A        Caption                               Location in Prospectus
------        -------                               ----------------------
Item No. 1    Outside Front Cover.................  Cover Page

Item No. 2    Inside Front and Outside Back
              Cover Page..........................  Front Cover; Back Cover

Item No. 3    Fee Table and Synopsis..............  Fee Table

Item No. 4    Financial Highlights................  Financial Highlights

Item No. 5    Plan of Distribution................  The Offer; Distribution
                                                    Arrangements; Taxes;
                                                    Dividend Reinvestment
                                                    Plan

Item No. 6    Selling Shareholder.................  Not Applicable

Item No. 7    Use of Proceeds.....................  Use of Proceeds


Item No. 8    General Description of the
              Registrant..........................  The Fund; Capital Stock;
                                                    The Fund's Investment
                                                    Program; Risk Factors and
                                                    Special Considerations;
                                                    Taxes

Item No. 9    Management..........................  The Investment Manager


Item No. 10   Capital Stock, Long-Term Debt,
              and Other Securities................  Capital Stock

Item No. 11   Defaults and Arrears on Senior
              Securities..........................  Not Applicable

Item No. 12   Legal Proceedings...................  Not Applicable


Item No. 13   Table of Consents of the Statement
              of Additional Information...........  Table of Contents of
                                                    Statement of Additional
                                                    Information


                                                    Location in the Statement
PART B        Caption                               of Additional Information
------        -------                               -------------------------
Item No. 14   Cover Page..........................  Cover Page

Item No. 15   Table of Contents...................  Cover Page

Item No. 16   General Information and History.....  Not Applicable

Item No. 17   Investment Objective and Policies...  The Fund's Investment
                                                    Program; Investment
                                                    Restrictions

Item No. 18   Management..........................  Officers and Directors;
                                                    The Investment Manager

Item No. 19   Control Persons and Principal
              Holders of Securities...............  Officers and Directors;
                                                    The Investment Manager;
                                                    Investment Management
                                                    Agreement

Item No. 20   Investment Advisory and Other
              Services............................  The Investment Manager;
                                                    Investment Management
                                                    Agreement

Item No. 21   Brokerage Allocation and Other
              Practices...........................  Allocation of Brokerage

Item No. 22   Tax Status..........................  Taxes


Item No. 23   Financial Statements................  Financial Statements;
                                                    Auditors


PART C - Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement






                    BULL & BEAR GLOBAL INCOME FUND, INC.
                      1,576,468 SHARES OF COMMON STOCK
                      ISSUABLE UPON EXERCISE OF RIGHTS
                        TO SUBSCRIBE FOR SUCH SHARES

      Bull & Bear Global Income Fund, Inc. (the "Fund") is issuing to its shareholders of record ("Record Date Shareholders") as of the close of business on May 20, 1998 (the "Record Date") non-transferable rights ("Rights") entitling the holders thereof to subscribe for an aggregate of 1,576,468 shares ("Shares") of the Fund's common stock, par value $0.01 per share (the "Offer"). Each Record Date Shareholder is being issued one Right for each whole share of the Fund's common stock ("Common Stock") owned on the Record Date. The Rights entitle the Record Date Shareholder to acquire at the Subscription Price (as hereinafter defined) one Share for every two Rights held (one for two). Shareholders who fully exercise their Rights will be entitled to request to subscribe for additional shares of Common Stock pursuant to an Over-Subscription Privilege, as defined and described herein. Shares requested pursuant to the Over-Subscription Privilege may be subject to allotment. The Fund may increase at its discretion the number of shares of Common Stock subject to subscription by up to 25% of the Shares, or 394,117 Shares, for an aggregate total of 1,970,585 Shares. Fractional Shares will not be issued upon the exercise of Rights. Accordingly, Shares may be purchased only pursuant to the exercise of Rights in integral multiples of two. The Rights are non-transferable and will not be admitted for trading on the American Stock Exchange or any other exchange. See "The Offer." THE SUBSCRIPTION PRICE PER SHARE (THE "SUBSCRIPTION PRICE") WILL BE 93% OF THE LOWER OF (i) THE AVERAGE OF THE LAST REPORTED SALES PRICE OF A SHARE OF THE FUND'S COMMON STOCK ON THE AMERICAN STOCK EXCHANGE ON THE DATE OF THE EXPIRATION OF THE OFFER (THE "PRICING DATE") AND ON THE FOUR PRECEDING BUSINESS DAYS THEREOF AND (ii) THE NET ASSET VALUE PER SHARE AS OF THE CLOSE OF BUSINESS ON THE PRICING DATE.

      The Fund announced its intention to make the Offer after the close of trading on the American Stock Exchange on April 30, 1998. Shares of the Common Stock trade on that exchange under the symbol "BBZ." The last reported net asset value per share of Common Stock at the close of business on April 24, 1998 (the last trading date on which the Fund publicly reported its net asset value prior to the announcement of the Offer) )and May 1, 1998 (the last trading date on which the Fund publicly reported its net asset value prior to the date of this Prospectus) was $7.85 and $7.86, respectively, and the last reported sale price of a share of the Fund's Common Stock on that exchange on those dates was $8.00 and $8.1875, respectively.

      THE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON JUNE 10, 1998 (THE "EXPIRATION DATE"), UNLESS EXTENDED AS DESCRIBED HEREIN.


      Upon the completion of the Offer, Record Date Shareholders who do not fully exercise their Rights will own a smaller proportional interest in the Fund than would otherwise be the case if the Offer had not been made. In addition, because the Subscription Price per Share will be less than the current net asset value per share, the Offer will result in dilution of net asset value per share for all shareholders. If the Subscription Price per Share were to be substantially less than the current net asset value per share, such dilution would be substantial. Shareholders will have no right to rescind their subscriptions after receipt of their payment for Shares by the Sub scription Agent. See "Risk Factors and Special Considerations--Certain Effects of the Offer."
(continued on the following page)

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
     AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS
       THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
             COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF
                 THIS PROSPECTUS. ANY REPRESENTATION TO THE
                      CONTRARY IS A CRIMINAL OFFENSE.


                            Estimated                         Estimated
                          Subscription       Estimated       Proceeds to
                            Price (1)      Sales Load (2)   The Fund (3)(4)
                          ------------     --------------   ---------------
Per Share..............       $7.31            $0.29            $7.02

Total Maximum (5)......    $11,523,981        $457,176       $11,066,805

                                                  (notes on following page)


                          FIRST ALBANY CORPORATION

                 The date of this Prospectus is May 5, 1998

                          (Cover page, continued)


                       (continued from previous page)

      If you have questions or need further information about the Offer, please call Corporate Investor Communications Inc., the Fund's information agent for the Offer (the "Information Agent"), at 1-888-200-4398.


      The primary investment objective of the Fund, a diversified, closed-end management investment company, is to provide for its shareholders a high level of income. This primary investment objective is fundamental and may not be changed without shareholder approval. The Fund's secondary investment objective, which may be changed by the Board of Directors of the Fund without shareholders' approval, is capital appreciation. The Fund pursues its investment objectives by investing primarily in a global portfolio of investment grade fixed income securities. There can be no assurance that the Fund will achieve its investment objectives. See "The Fund's Investment Program." The Fund uses financial leverage from time to time to purchase or carry securities. Such financial leverage is speculative and increases both investment opportunity and investment risk. See "Risk Factors and Special Considerations." Bull & Bear Advisers, Inc. serves as the Fund's investment manager. The address of the Fund is 11 Hanover Square, New York, New York 10005, and the Fund's telephone number is (212) 785-0900.


      This Prospectus sets forth information about the Fund that a prospective investor ought to know before investing and should be retained for future reference. A Statement of Additional Information dated May 5, 1998 (the "SAI") containing additional information about the Fund has been filed with the Securities and Exchange Commission (the "SEC" or the "Commission") and is incorporated by reference in its entirety into this Prospectus. A copy of the SAI, the table of contents of which appears on the last page of this Prospectus, may be obtained without charge by contacting the Information Agent at 1-888-200-4398 or by calling the Fund toll-free at 1-800-847- 4200.

                             ------------------

(notes from previous page)


            (1) Estimated on the basis of 93% of the net asset value per share on May 1, 1998. See "The Offer--Subscription Price."


            (2) In connection with the Offer, First Albany Corporation (the "Dealer Manager") and other broker-dealers soliciting the exercise of Rights will receive aggregate soliciting fees equal to 2.375% of the Subscription Price per Share for each Share issued upon exercise of the Rights and pursuant to the Over-Subscription Privilege. The Fund has also agreed to pay the Dealer Manager a fee for financial advisory services and marketing assistance in connection with the Offer equal to 1.625% of the Subscription Price per Share for Shares issued upon exercise of the Rights and pursuant to the Over-Subscription Privilege. The Fund has agreed to indemnify the Dealer Manager against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the "Securities Act").


            (3) Before deduction of offering expenses incurred by the Fund, estimated at $300,000, including an aggregate of up to $100,000 to be paid to the Dealer Manager as partial reimbursement for its expenses.


            (4) Funds received by check prior to the final due date of this Offer will be deposited into a segregated interest bearing account (which interest will be paid to the Fund regardless of whether shares are issued or not by the
                  Fund) pending proration and distribution of Shares.


            (5) Assumes all Rights are exercised at the Estimated Subscription Price. Pursuant to the Over-Subscription Privilege, the Fund may at its discretion increase the number of Shares subject to subscription by up to 25% of the Shares offered hereby. If the Fund increases the number of Shares subject to subscription by 25%, the aggregate maximum Estimated Subscription Price, Estimated Sales Load and Estimated Proceeds to the Fund will be $14,404,976, $571,470 and $13,833,506, respectively. The
                  Sales Load and other offering expenses will be charged against paid-in capital of the Fund.

                          (Cover page, continued)




                             PROSPECTUS SUMMARY

      The following summary is qualified in its entirety by the more detailed information included elsewhere in this Prospectus and SAI.

PURPOSE OF THE OFFER


      As a consideration to making the Offer (as defined below), the Fund's Board of Directors has determined that it would be in the best interests of the Fund and its shareholders to increase the assets of the Fund available for investment, thereby allowing the Fund to more fully take advantage of available investment opportunities and increase the diversification of its portfolio, consistent with the Fund's investment objectives. The Rights Committee of the Board of Directors has recommended to the Board, and the Board has approved, the Offer. The Rights Committee of the Board of Directors consists of the two Directors who are not "interested persons" of the Fund under the Investment Company Act of 1940, as amended (the "1940 Act"). See "Officers and Directors" in the SAI. In reaching a decision to approve the Offer, the Board of Directors was advised by Bull & Bear Advisers, Inc. (the "Investment Manager") as to opportunities provided to the Fund by the availability of new funds for future income and capital appreciation by taking advantage of new investments without having to liquidate current holdings. The Investment Manager also advised the Board of Directors of its belief that increasing the total assets of the Fund may permit the Fund to obtain better execution prices for certain portfolio transactions.

      In reaching such decision, the Board of Directors considered, among other matters, advice by the Investment Manager that a well-subscribed rights offering may reduce the Fund's expense ratio, which may be of long-term benefit to shareholders. In addition, the Board of Directors considered that such a rights offering could result in an improvement in the liquidity of the trading market for shares of the Fund's common stock ("Common Stock") on the American Stock Exchange, where the shares are listed and traded. The Board of Directors also considered the proposed terms of the Offer, including the expenses of the Offer, and its dilutive effect, including the effect on non-exercising shareholders of the Fund. The Board of Directors also considered the impact of the Offer on its current policy to distribute, subject to market conditions, an amount equal to a percentage of the Fund's net asset value. For further discussion of the impact of the Offer on the Fund's dividends, please see "Risk Factors and Special Considerations--Dividends and Distributions; Return of Capital."

      In considering the Offer and its effect on the best interests of the Fund and its shareholders, the Board of Directors retained the Dealer Manager to provide the Fund with financial advisory and marketing services relating to the Offer, including the structure, timing and terms of the Offer. In addition to the foregoing, the Board of Directors considered, among other things, the benefits and drawbacks of conducting a non-transferable versus a transferable rights offering, the pricing structure of the Offer, the effect on the Fund if the Offer is undersubscribed and the experience of the Dealer Manager in conducting rights offerings.

      Since the Investment Manager's fees are based on the Fund's net assets, the Investment Manager will benefit from an increase in the Fund's assets resulting from the Offer. See "The Offer--Certain Impact on Fees."


      The Fund may, in the future and at its discretion, choose to make additional rights offerings from time to time for a number of shares and on terms which may or may not be similar to the Offer. Any such future rights offering will be made in accordance with the 1940 Act.

TERMS OF THE OFFER


      The Fund is issuing to its shareholders of record ("Record Date Shareholders") as of the close of business on May 20, 1998 (the "Record Date") non-transferable rights ("Rights") entitling the holders thereof to subscribe for an aggregate of 1,576,468 shares ("Shares") of the Fund's Common Stock, par value $0.01 per share (the "Offer"). Each Record Date Shareholder is being issued one Right for each whole share of Common Stock owned on the Record Date. The Rights entitle the Record Date Shareholder to acquire at the Subscription Price (as hereinafter defined) one Share for every two Rights held (one for two). Rights may be exercised at any time during the offering period (the "Subscription Period"), which commences on May 20, 1998 and ends at 5:00 p.m., New York City time, on June 10, 1998 (the "Expiration Date"), unless extended by the Fund until 5:00 p.m., New York City time, on a date no later than June 17, 1998. The right to acquire one Share for every two Rights held during the Subscription Period at the Subscription Price is hereinafter referred to as the "Primary Subscription."


      Record Date Shareholders, where the context requires, shall also include beneficial owners whose Shares are held of record by Cede & Co. ("Cede"), nominee for The Depository Trust Company, or by any other depository or nominee. In the case of shares held of record by Cede or any other depository or nominee, beneficial owners for whom Cede or any other depository or nominee is the holder of record will be deemed to be the holders of the Rights that are issued to Cede or such other depository or nominee on their behalf, including for purposes of determining the maximum number of Shares a Record Date Shareholder may acquire pursuant to the Offer.


      The first regular monthly dividend to be paid on Shares acquired upon exercise of Rights will be the first monthly dividend, the record date for which occurs after the issuance of such Shares following the Expiration Date. It is the Fund's present policy to pay dividends on the last business day of each month to shareholders of record approximately fifteen days prior to the payment date. Assuming the Subscription Period is not extended, it is expected that the first dividend, if any, received by shareholders acquiring Shares in the Offer would be paid on the last business day of July 1998.


OVER-SUBSCRIPTION PRIVILEGE


      Any Record Date Shareholder who fully exercises all Rights issued to such shareholder is entitled to request to subscribe for Shares which were not otherwise subscribed for by others in the Primary Subscription (the "Over-Subscription Privilege"). If sufficient Shares are not available to honor all requests for over-subscriptions, the Fund may, at its discretion, issue shares of Common Stock up to an additional 25% of the Shares available pursuant to the Offer (up to 394,117 Shares) in order to satisfy such over-subscription requests. Shares requested pursuant to the Over-Subscription Privilege may be subject to allotment, which is more fully discussed under "The Offer--Over-Subscription Privilege."


SUBSCRIPTION PRICE


      The subscription price per Share (the "Subscription Price") will be 93% of the lower of (i) the average of the last reported sales price of a share of the Fund's Common Stock on the American Stock Exchange on the Expiration Date (the "Pricing Date") and on the four preceding business days thereof and (ii) the net asset value per share as of the close of business on the Pricing Date. See "The Offer--Subscription Price."


NON-TRANSFERABILITY OF RIGHTS

      The Rights are non-transferable and, therefore, may not be purchased or sold. The Rights will not be admitted for trading on the American Stock Exchange or any other exchange. However, the Shares to be issued pursuant to the Rights will be admitted for trading on the American Stock Exchange.

METHOD OF EXERCISE OF RIGHTS


      Rights will be evidenced by subscription certificates ("Subscription Certificates") that will be mailed to Record Date Shareholders, or if shares are held by Cede & Co. ("Cede"), the nominee for The Depository Trust Company, or any other depository or nominee, to Cede or such other depository or nominee. Rights may be exercised by completing and signing a Subscription Certificate and delivering it, together with payment in full for the Shares (at the Estimated Subscription Price shown on the cover of this Prospectus of $7.31 per share), by check, to State Street Bank and Trust Company (the "Subscription Agent"). Rights may also be exercised by contacting your broker, bank or trust company which can arrange on your behalf to guarantee delivery of payment and of a properly completed and executed Subscription Certificate (a "Notice of Guaranteed Delivery"). Shareholders who exercise their Rights will have no right to rescind their subscription after the Subscription Agent has received payment therefor. See "The Offer--Subscription Agent" and "The Offer--Method of Exercise of Rights."


FOREIGN RESTRICTIONS

      Subscription Certificates will not be mailed to Record Date Shareholders whose record addresses are outside the United States (for these purposes the United States includes its territories and possessions and the District of Columbia) ("Foreign Record Date Shareholders"). The Rights to which such Subscription Certificates relate will be held by the Subscription Agent for such Foreign Record Date Shareholder's accounts until instructions are received to exercise the Rights. If no instructions are received prior to the Expiration Date, such Rights will expire.

IMPORTANT DATES TO REMEMBER


           EVENT                                        DATE*
           -----                                        -----
Record Date                                             May 20, 1998

Subscription Period                                     May 20, 1998 to
                                                        June 10, 1998*

(i) Subscription Certificates and Payment for
Shares or (ii) Notice of Guaranteed Delivery Due        June 10, 1998*

Expiration and Pricing Date                             June 10, 1998*

Subscription Certificates and Payment for Guarantees
of Delivery Due                                         June 16, 1998*

Confirmation to Purchasers                              June 22, 1998*

Final Payment for Shares Due                            July 7, 1998*

------------
* Unless the Offer is extended to a date not later than June 17, 1998.


INFORMATION AGENT

      The Information Agent for the Offer (the "Information Agent") is:


                             CORPORATE INVESTOR
                            COMMUNICATIONS, INC.
                             111 Commerce Road
                      Carlstadt, New Jersey 07072-2586
                         Toll Free: 1-888-200-4398


DISTRIBUTION ARRANGEMENTS

      First Albany Corporation will act as the dealer manager for the Offer. The Fund has agreed to pay the Dealer Manager a fee for its financial advisory services and marketing assistance equal to 1.625% of the Subscription Price per Share for Shares issued upon exercise of the Rights and pursuant to the Over-Subscription Privilege, and to pay broker-dealers, including the Dealer Manager, aggregate fees for their soliciting efforts equal to 2.375% of the Subscription Price per Share for each Share issued upon exercise of the Rights and the Over-Subscription Privilege. See "Distribution Arrangements."

INFORMATION REGARDING THE FUND

      The primary investment objective of the Fund, a diversified, closed-end management investment company, is to provide for its shareholders a high level of income. This primary investment objective is fundamental and may not be changed without shareholder approval. The Fund's secondary investment objective, which may be changed by the Board of Directors of the Fund (the "Directors") without shareholder approval, is capital appreciation. There can be no assurance that the Fund will achieve its investment objectives.


      The Fund pursues its investment objectives by investing primarily in a global portfolio of investment grade fixed income securities. The Fund will normally invest at least 65% of its net assets in investment grade fixed income securities which are rated, at the time of purchase, BBB or better by Standard & Poor's Ratings Group ("S&P"), Baa or better by Moody's Investors Service, Inc. ("Moody's") or, if unrated, are determined by the Investment Manager to be of comparable quality. The Fund may also invest up to 35% of its assets in fixed income securities rated BB, B, or CCC by S&P or Ba, B, or Caa by Moody's or, if unrated, securities determined by the Investment Manager to be of comparable quality and may invest in other securities (including common stocks, warrants, options and securities convertible into common stock), when such investments are consistent with its investment objectives or are acquired as part of a unit consisting of a combination of fixed income securities and other securities. As of March 31, 1998, the Fund had approximately 68.25% of its total assets invested in fixed income securities with an actual or deemed investment grade rating, approximately 26.38% of its total assets in fixed income securities with an actual or deemed ratings below investment grade and approximately 5.37% of its total assets in securities other than fixed income securities. The Fund currently expects to invest predominately in the United States, Europe, Latin America and the Pacific Rim. The Fund will normally invest in at least three different countries, but may invest in fixed income securities of only one country for temporary defensive purposes. The Fund may use leverage from time to time to purchase or carry securities. Such leverage is speculative and increases both investment opportunity and investment risk. See "The Fund's Investment Program." As of March 31, 1998, the Fund held investments in 18 countries, distributed as follows:

            Country                    Distribution
            -------                    ------------
            Argentina                      16.7%
            Brazil                         3.9%
            Bulgaria                       2.1%
            Chile                          2.6%
            China                          1.2%
            Colombia                       5.4%
            Dominican Republic             1.4%
            France                         1.3%
            Lithuania                      5.4%
            Japan                          0.9%
            Mexico                         6.9%
            Poland                         2.4%
            Qatar                          1.4%
            Russia                         5.6%
            Turkey                         1.3%
            United Kingdom                 7.7%
            United States                 31.5%
            Venezuela                      2.3%

      Bull & Bear Advisers, Inc. anticipates that investment of the net proceeds of the Offer, in accordance with the Fund's investment objectives and policies, will take approximately up to two months from their receipt by the Fund, depending on market conditions and the availability of appropriate securities. See "Use of Proceeds." The Common Stock is listed and traded on the American Stock Exchange under the symbol "BBZ." As of March 31, 1998, the net assets of the Fund were approximately $25 million.


      The Fund commenced operations as a diversified, closed-end management investment company on February 7, 1997. Prior to that date the Fund was a diversified series of shares designated Bull & Bear Global Income Fund (and prior to October 29, 1992 and since September 1, 1983, Bull & Bear High Yield Fund) of Bull & Bear Funds II, Inc., an open-end management investment company organized in 1974 and operating under the name Bull & Bear Incorporated until October 29, 1993.

      It is the Fund's present policy, which may be changed by the Board of Directors, to pay dividends on a monthly basis to holders of Common Stock. The Fund recently adopted a managed distribution policy to distribute on a monthly basis 0.83% of the Fund's net asset value (10% on an annual basis). This policy is intended to provide shareholders with a stable cash flow and to reduce any market price discount to its net asset value. There can be no assurance that the Fund will be able to maintain its current level of dividends, and the Board of Directors may, in its sole discretion, change the Fund's current dividend policy or its current level of dividends in response to market or other conditions. From the commencement of the Fund's operations as a closed-end investment company to the adoption of the managed distribution policy described above, the Fund's shares generally traded in the market at a discount to net asset value. Since the adoption of the managed distribution policy, the Fund's shares generally have traded at or above net asset value.

THE INVESTMENT MANAGER


      The Investment Manager of the Fund is Bull & Bear Advisers, Inc. (the "Investment Manager"). The Fund's Portfolio Manager is Steven A. Landis. Mr. Landis has been principally responsible for the Fund's portfolio investment decisions since April 1995 and is also Senior Vice President and a member of the Investment Policy Committee of the Investment Manager with overall responsibility for the Bull & Bear fixed income funds. Mr. Landis was formerly Associate Director - Proprietary Trading at Barclays De Zoete Wedd Securities Inc. from 1993 to 1995 and was Director, Bond Arbitrage at WG Trading Company from 1992 to 1993.


      For its services, the Investment Manager receives an investment management fee, payable monthly and based on the average weekly net assets of the Fund, at the annual rate of 7/10 of 1% of the first $250 million, 5/8 of 1% from $250 million to $500 million, and 1/2 of 1% over $500 million. From time to time, the Investment Manger may reimburse all or part of this fee to improve the Fund's yield and total return. The Investment Manager provides certain administrative services to the Fund at cost.

      Since the Investment Manager's fees are based on the Fund's net assets, the Investment Manager will benefit from an increase in the Fund's assets resulting from the Offer. See "The Offer--Certain Impact on Fees."

USE OF PROCEEDS

      The Fund expects that, subject to market conditions, substantially all of the net proceeds of the Offer will be invested in accordance with the Fund's investment objectives and policies within approximately two months from the date of their receipt by the Fund. Pending such investment, the proceeds will be invested in short-term debt instruments. See "The Fund's Investment Program."

RISK FACTORS AND SPECIAL CONSIDERATIONS

      The following summarizes certain matters that should be considered, among others, in connection with an exercise of Rights and an additional investment in the Fund. See "Risk Factors and Special Considerations."


      Certain Effects of the Offer. Upon the completion of the Offer, shareholders who do not fully exercise their Rights will own a smaller proportional interest in the Fund than would be the case if the Offer had not been made. In addition, an immediate dilution of the net asset value per share will be experienced by all shareholders as a result of the Offer because the Subscription Price will be less than the then current net asset value per share, the Fund will bear the expenses of the Offer and the number of shares outstanding after the Offer will have increased proportionately more than the increase in the size of the Fund's net assets. Although it is not possible to state precisely the amount of such a decrease in net asset value because it is not known at this time how many Shares will be subscribed for or what the Subscription Price will be, such dilution might be substantial. For example, assuming all Rights are exercised by Record Date Shareholders at the Estimated Subscription Price of $7.31 per share (which is 93% of the Fund's net asset value per share at May 1, 1998 the Fund's net asset value per share (after payment of the Dealer Manager and soliciting fees and estimated offering expenses) would be reduced by approximately $0.38 per share or 4.8%. The dilution in net asset value will disproportionately affect shareholders who do not exercise their rights.


      Foreign Investments. Investors should understand and consider carefully the substantial risks involved in investing in foreign securities. Foreign securities, which are generally denominated in foreign currencies, and utilization of forward contracts on foreign currencies involve certain considerations comprising both risk and opportunity not typically associated with investing in U.S. securities. These considerations include: fluctuations in currency exchange rates; restrictions on foreign investment and repatriation of capital; costs of converting foreign currencies into U.S. dollars; greater price volatility and trading illiquidity; less public information on issuers of securities; difficulty in enforcing legal rights outside of the United States; lack of uniform accounting, auditing, and financial reporting standards; the possible imposition of foreign taxes, exchange controls, and currency restrictions; and possible political, economic, and social instability of developing as well as developed countries including without limitation nationalization, expropriation of assets, and war. Furthermore, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Securities of many foreign companies may be less liquid and their prices more volatile than securities issued by comparable U.S. issuers. Transactions in foreign securities may be subject to less efficient settlement practices. These risks are often heightened when the Fund's investments are concentrated in a small number of countries. In addition, because transactional and custodial expenses for foreign securities are generally higher than for domestic securities, the expense ratio of the Fund can be expected to be higher than investment companies investing exclusively in domestic securities. Foreign securities trading practices, including those involving securities settlement where Fund assets may be released prior to receipt of payment, may expose the Fund to increased risk in the event of a failed trade or insolvency of a foreign broker/dealer. Legal remedies for defaults and disputes may have to be pursued in foreign courts, whose procedures differ substantially from those of U.S. courts.

      The Fund may invest in securities of issuers located in emerging market countries. The risks of investing in foreign securities may be greater with respect to securities of issuers in, or denominated in the currencies of, emerging market countries. The economies of emerging market countries generally are heavily dependent upon international trade and accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed countries. Disclosure and regulatory standards in many respects are less stringent in emerging market countries than in the U.S. and other developed countries. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets, and enforcement of existing regulations may be extremely limited. Investing in local markets, particularly in emerging market countries, may require the Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund. Emerging market countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

      Fixed Income Securities. The Fund will normally invest at least 65% of its net assets in investment grade fixed income securities. Securities rated BBB or better by S&P or Baa or better by Moody's are investment grade but Moody's considers securities rated Baa to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for issuers of such securities to make principal and income payments than is the case for higher-rated securities. The Fund also may invest up to 35% of its assets in fixed income securities rated below investment grade but not lower than CCC by S&P or Caa by Moody's. These securities are deemed by those agencies to be in poor standing and predominantly speculative; the issuers may be in default on such securities or deemed without capacity to make scheduled payments of income or repay principal, involving major risk exposure to adverse conditions. The Fund is also permitted to purchase fixed income securities that are not rated by S&P or Moody's but that the Investment Manager determines to be of comparable quality to that of rated securities in which the Fund may invest. Such securities are included in percentage limitations applicable to the comparable rated securities. The values of fixed income securities will change as market interest rates fluctuate. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. The magnitude of these fluctuations generally will be greater for securities with longer maturities.

      Lower rated fixed income securities generally offer a higher current yield than that available on higher grade issues. However, lower rated securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers, and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to make payments of principal and income and increase the possibility of default. In addition, such issuers may not have more traditional methods of financing available to them, and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

      Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements. In such agreements, the Fund sells the underlying security to a creditworthy securities dealer or bank and the Fund agrees to repurchase it at an agreed-upon date and price reflecting a market rate of interest. Such agreements are considered to be borrowings and involve leveraging which is speculative and increases both investment opportunity and investment risk. When the Fund enters into reverse repurchase agreements, its custodian will set aside in a segregated account cash or liquid securities whose value is marked to the market daily with a market value at least equal to the repurchase price. If necessary, assets will be added to the account daily so that the value of the account will not be less than the amount of the Fund's purchase commitment. Such agreements are subject to the risk that the benefit of purchasing a security with the proceeds of the sale by the Fund will be less than the cost to the Fund of transacting the reverse repurchase agreement. Such agreements will be entered into when, in the judgment of the Investment Manager, the risk is justified by the potential advantage of greater total return to shareholders.

      Leverage. From time to time the Fund borrows money from banks (including its custodian bank), engages in reverse repurchase agreements and issues senior securities, including debt and preferred stock, to purchase and carry securities and pays interest thereon. These practices are referred to as leverage, are speculative, and increase both investment opportunity and investment risk. If the investment income on securities purchased with leverage exceeds the interest paid on the leverage, the Fund's income will be correspondingly higher. If the investment income fails to cover the Fund's costs, including interest on leverage, or if there are losses, the net asset value of the Fund's shares will decrease faster than would otherwise be the case. When the Fund is leveraged, the 1940 Act requires the Fund to have asset coverage of at least 200% for preferred securities it has issued and 300% for its borrowings or the debt securities it has issued. Interest on money borrowed is an expense the Fund would not otherwise incur, and it may therefore have little or no investment income during periods of substantial borrowings.

      Use of leverage by the Fund would increase the Fund's total return to shareholders if the Fund's returns on its investments out of the proceeds of such leverage exceed the cost of such leverage. Although there can be no assurance that the use of leverage will be successful, the Investment Manager believes that the ability to employ leverage may potentially increase yields and total returns.


      The Fund has a committed bank line of credit and the interest rate is equal to the Federal Reserve Funds Rate plus 1.00 percentage points. At December 31, 1997, there was no balance outstanding. For the six months ended December 31, 1997, the weighted average interest rate was 6.40% based on the balances outstanding from the line of credit and reverse repurchase agreements during the period and the weighted average amount outstanding was $7,679,271 or 20.9% of the Fund's weighted average total assets.


      Illiquid Securities. The Fund may invest without limit in illiquid securities, including securities with legal or contractual conditions or restrictions on resale. Investing in such securities entails certain risks. The primary risk is that the Fund may not be able to dispose of a security at the desired price at the time it wishes to make such disposition. In addition, such securities often sell at a discount from liquid and freely tradable securities of the same class or type, although they are also usually purchased at an equivalent discount which enhances yield while the securities are held by the Fund. Such securities may also be more difficult to price accurately.


      Dividends and Distributions; Return of Capital. It is the Fund's present policy, which may be changed by the Board of Directors, to pay dividends on a monthly basis to holders of Common Stock. The Fund recently adopted a managed distribution policy to distribute on a monthly basis 0.83% of the Fund's net asset value (10% on an annual basis). This policy is intended to provide shareholders with a stable cash flow and to reduce any market price discount to its net asset value. There can be no assurance that the Fund will be able to maintain its current level of dividends, and the Board of Directors may, in its sole discretion, change the Fund's current dividend policy or its current level of dividends in response to market or other conditions. The Fund's ability to maintain this distribution policy is a function of the yield generated by the Fund's investments and the Fund's ability to realize capital gains, which depends on market conditions at the time those investments are made and on the performance of those investments. To the extent that the Fund's portfolio investments generate returns exceeding that which is required to pay any target level of dividends set by the Board of Directors, the Fund may decide to retain and accumulate that portion of the Fund's return which exceeds such dividend level and may pay applicable taxes thereon, including any federal income or excise taxes. Alternatively, to the extent that the Fund's current return is not sufficient to pay a target level of dividends set by the Board of Directors, the Fund may distribute to holders of its Common Stock all or a portion of any retained earnings or make a return of capital to maintain such target level. Based upon current market conditions, the Investment Manager believes that the net proceeds of the Offer may be invested in securities producing a rate of return equal to or above the rate of return that the Fund is currently earning on its portfolio. Accordingly, the Investment Manager believes that earnings from new investments derived from the net proceeds of the Offer will better enable the Fund to maintain its current level of dividends. The Investment Manager also believes that the increase in total net assets of the Fund resulting from a well-subscribed rights offering may result in certain economies of scale and, accordingly, a lower expense ratio for the Fund. Based upon information provided by the Investment Manager and current market conditions, the Board of Directors has determined that the Offer will not result in any material adverse change to the Fund's current dividend policy or its ability to maintain its current level of dividends. Should the Fund's annual total return (on a net asset value basis), inclusive of earned income and capital appreciation, be less than 10%, however, the current level of dividends per share paid pursuant to the managed 10% distribution policy described above, may decline. Whether the Offer is subscribed for or not, however, there can be no assurance that the Fund can or will maintain its current dividend policy or current level of dividends.


      Market Value and Net Asset Value. Shares of closed-end investment companies frequently trade at a discount to net asset value. This characteristic of shares of a closed-end fund is a risk separate and distinct from the risk that the Fund's net asset value may decrease. The Fund cannot predict whether its shares will trade at, below or above net asset value. In addition, changes in market yields will affect the Fund's net asset value since prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates rise. Since the commencement of the Fund's operations as a closed-end investment company until the adoption of the managed distribution policy described above the Fund's shares generally traded in the market at a discount to net asset value. Since the adoption of the managed distribution policy, the Fund's shares generally have traded at or above net asset value. See "Net Asset Value" and "Common Stock."

      Year 2000 Risks. Like other investment companies and financial and business organizations around the world, the Fund will be adversely affected if the computer systems used by Bull & Bear Advisers, Inc. and the Fund's other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to the computer systems it uses and to obtain satisfactory assurances that comparable steps are being taken by each of the Fund's major service providers. The Fund does not expect to incur any significant costs in order to address the Year 2000 Problem. However, at this time there can be no assurances that these steps will be sufficient to avoid any adverse impact on the Fund.


                                 FEE TABLE

      The following table sets forth certain fees and expenses of the Fund.

SHAREHOLDER TRANSACTION EXPENSES
 Sales Load (as a percentage of the Subscription Price
      per Share) (1)......................................        4.00%

ANNUAL EXPENSES (as a percentage of net assets)
  Management Fees.........................................        0.70%
  Interest Payments on Borrowed Funds.....................        1.99%
  Other Expenses (2)......................................        0.66%

TOTAL ANNUAL EXPENSES (2)                                         3.35%


          EXAMPLE                     1 YEAR   3 YEARS   5 YEARS   10 YEARS

You would pay the following
expenses on a $1,000 investment
assuming a 5% annual return (3)......   $74      $144     $217       $407


(1) The Dealer Manager and the other broker-dealers soliciting the exercise of Rights will receive aggregate soliciting fees equal to 2.375% of the Subscription Price per Share for each Share issued upon exercise of the Rights and pursuant to the Over-Subscription Privilege. The Fund has also agreed to pay the Dealer Manager a fee for financial advisory and marketing services in connection with the Offer equal to 1.625% of the Subscription Price per Share for Shares issued upon exercise of the Rights and pursuant to the Over-Subscription Privilege. These fees will be borne by the Fund and indirectly by all of the Fund's shareholders, including those shareholders who do not exercise their Rights.


(2) Based upon annualized expenses for the six month period ended December 31, 1997 as a percentage of average net assets and on the net assets of the Fund after giving effect to the anticipated net proceeds of the Offer, including proceeds from the issuance of up to 25% of the Shares pursuant to the Over-Subscription Privilege. Does not include offering expenses of the Fund incurred in connection with the Offer, estimated at $300,000. Such offering expenses will be charged against paid-in capital of the Fund.

(3) The example reflects the Sales Load and other expenses of the Fund incurred in connection with the Offer and assumes that all of the Rights are exercised.


   THE PURPOSE OF THE FOREGOING TABLE AND EXAMPLE IS TO ASSIST SHAREHOLDERS IN UNDERSTANDING THE VARIOUS COSTS AND EXPENSES THAT AN INVESTOR IN THE FUND BEARS, DIRECTLY OR INDIRECTLY, BUT SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATE OF RETURN. THE ACTUAL EXPENSES OF THE FUND MAY BE GREATER OR LESS THAN THOSE SHOWN. For more complete descriptions of certain of the Fund's costs and expenses, see "The Investment Manager" below and "The Investment Management Agreement" in the SAI.


                            FINANCIAL HIGHLIGHTS

   The table below sets forth selected financial data for a share of Common Stock outstanding throughout each period presented. The per share operating performance and ratios for each of the periods, other than the six month period ended December 31, 1997 (which is unaudited), have been audited by Tait, Weller & Baker, the Fund's independent accountants, as stated in their report which is incorporated by reference into the SAI. The following information should be read in conjunction with the Financial Statements and Notes thereto, which are incorporated by reference into the SAI.


                                    PER SHARE OPERATING PERFORMANCE
                        FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                        FOR THE                             FOR THE FISCAL YEARS ENDED JUNE 30,
                                      SIX MONTHS
                                         ENDED
                                       DECEMBER          1997            1996           1995            1994             1993
                                          31,            ----            ----           ----            ----             ----
                                         1997
                                      (UNAUDITED)

Net asset value, beginning of
period............................    $     8.43      $     7.92      $     8.00      $     8.25      $     9.39      $     8.56
                                      ==========      ==========      ==========      ==========      ==========      ==========
  Net investment income* .........           .29             .51             .26             .17             .60             .66

  Net realized and unrealized gain
     (loss) on investment* .......          (.50)            .59             .23             .18           (1.02)            .92
                                      ----------      ----------      ----------      ----------      ----------      ----------
     Total from investment
     operations ..................          (.21)     $     1.10      $      .49      $      .35      $     (.42)     $     1.58
                                      ----------      ----------      ----------      ----------      ----------      ----------

Distributions:
  Dividends from net investment
  income .........................          (.42)           (.59)           (.26)           (.17)           (.60)           (.66)

  Dividends in excess of net
  realized gains .................            --              --              --              --            (.12)           (.09)

  Dividends from paid-in-capital..            --              --            (.31)           (.43)             --              --

  Total distributions ............          (.42)           (.59)           (.57)           (.60)           (.72)           (.75)
                                      ----------      ----------      ----------      ----------      ----------      ----------

Net asset value, end of period ...    $     7.80      $     8.43      $     7.92      $     8.00      $     8.25      $     9.39
                                      ==========      ==========      ==========      ==========      ==========      ==========
Per share market value:
  End of period ..................    $     8.25      $     8.50             n/a             n/a             n/a             n/a
                                      ==========      ==========

  Total return on net asset value
  basis ..........................        (2.59%)         14.71%           6.26%           4.52%         (5.12)%          19.39%
                                      ==========      ==========      ==========      ==========      ==========      ==========

  Total return on market value
  basis(d) .......................         2.19%          15.71%             n/a             n/a             n/a             n/a
                                                                                                      ==========      ==========

Net assets, end of period (000's
omitted) .........................    $   24,148      $   25,361      $   30,865      $   39,180      $   44,355      $   51,768
                                      ==========      ==========      ==========      ==========      ==========      ==========

Ratio of operating expenses to
average net as sets(a)(b) ........         3.72%**         2.71%           2.18%           2.21%           1.98%           1.95%
                                      ----------      ----------      ----------      ----------      ----------      ----------

Ratio of net investment income
to average net assets(c) .........         8.90%**         7.35%           6.55%           6.20%           6.58%           7.44%
                                      ----------      ----------      ----------      ----------      ----------      ----------

Portfolio turnover rate ..........          196%            475%            585%            385%            223%            172%
                                      ----------      ----------      ----------      ----------      ----------      ----------

Senior securities - collateral
for securities loaned:
  Total amount outstanding .......    $2,456,150              --              --              --              --              --
  Asset coverage .................         1083%              --              --              --              --              --
  Average market value(e) ........    $1,814,469              --              --              --              --              --


(notes on following page)





                                                    FOR THE FISCAL YEARS ENDED JUNE 30,

                                          1992        1991         1990         1989         1988
                                          ----        ----         ----         ----         ----

Net asset value, beginning of
period..............................    $  7.97      $  8.67      $  9.73      $ 10.83      $  13.04
                                        -------      -------      -------      -------      --------
  Net investment income* ...........        .77          .81          .99         1.27          1.41

  Net realized and unrealized gain
  (loss) on investment* ............        .54         (.64)        (.97)       (1.13)        (2.19)
                                        -------      -------      -------      -------      --------

  Total from investment operations .    $  1.31      $   .17      $   .02      $   .14      $   (.78)
                                        -------      -------      -------      -------      --------
  Distributions:
  Dividends from net investment
  income ...........................       (.72)        (.82)        (.98)       (1.24)        (1.43)

  Dividends in excess of net
  realized gains ...................         --           --           --           --            --

  Dividends from paid-in-capital ...         --         (.05)        (.10)          --            --
                                        -------      -------      -------      -------       -------

  Total distributions ..............    $  (.72)     $  (.87)     $ (1.08)     $ (1.24)     $  (1.43)
                                        -------      -------      -------      -------      --------
Net asset value, end of period .....    $  8.56      $  7.97      $  8.67      $  9.73      $  10.83
                                        =======      =======      =======      =======      ========
Per share market value:
  End of period ....................        n/a          n/a          n/a          n/a           n/a
  Total return on a net asset value
  basis ............................     17.09%        2.45%         .54%        1.34%         (5.99)%
                                        =======      =======      =======      =======      ========

  Total return on a market value
  basis ............................        n/a          n/a          n/a          n/a           n/a

Net assets, end of period (000's
omitted) ...........................    $44,323      $42,515      $51,318      $82,520      $124,095
                                        =======      =======      =======      =======      ========

Ratio of operating expenses to
average net assets .................      1.93%        1.95%        1.72%        1.68%         1.71%
                                        -------      -------      -------      -------      --------

Ratio of net investment income to
average  net assets ................      9.25%       10.08%       10.99%       12.08%        11.96%
                                        -------      -------      -------      -------      --------

Portfolio turnover rate ............       206%         555%         134%         122%          124%
                                        -------      -------      -------      -------      --------
Senior securities-
 collateralsecurities loaned:
  Total amount outstanding .........         --           --           --           --            --
  Asset coverage ...................         --           --           --           --            --
  Average market value(e) ..........         --           --           --           --            --


* Per share income and operating expenses and net realized and unrealized gain (loss) on investments have been computed using the average number of shares outstanding. These computations had no effect on net asset value per share.
**   Annualized.
(a) Ratios excluding interest expense were 1.73% and 2.00%** for the six months ended December 31, 1997 and for the year ended June 30, 1997, respectively.
(b) Ratio after transfer agent and custodian credits was 1.53%** for the six months ended December 31, 1997.
(c) Ratios including interest expense were 6.91%** and 6.64% for the six months ended December 31, 1997 and for the year ended June 30, 1997, respectively.

(d) Effective February 7, 1997, the Fund converted from an open-end management investment company to a closed-end management investment company. Since such date, the Fund has calculated total return on market value basis based upon purchases and sales of shares of the Fund at current market values and reinvestment of dividends and distributions at the lower of the per share net asset value on the payment date or the average of closing market price for the five days preceding the payment date.

(e) Average of all month-end market values of collateral for securities loaned during the period.


                                 THE OFFER

PURPOSE OF THE OFFER


      As a consideration to making the Offer (as defined below), the Fund's Board of Directors has determined that it would be in the best interests of the Fund and its shareholders to increase the assets of the Fund available for investment, thereby allowing the Fund to more fully take advantage of available investment opportunities and increase the diversification of its portfolio, consistent with the Fund's investment objectives. The Rights Committee of the Board of Directors has recommended to the Board, and the Board has approved, the Offer. The Rights Committee of the Board of Directors consists of the two Directors who are not "interested persons" of the Fund under the Investment Company Act of 1940, as amended (the "1940 Act"). See "Officers and Directors" in the SAI. In reaching a decision to approve the Offer, the Board of Directors was advised by the Investment Manager as to opportunities provided to the Fund by the availability of new funds for future income and growth by taking advantage of new investments without having to liquidate current holdings. The Investment Manager also has advised the Board of Directors of its belief that increasing the total assets of the Fund may permit the Fund to obtain better execution prices for certain portfolio transactions.

      In reaching such decision, the Board of Directors considered, among other matters, advice by the Investment Manager that a well-subscribed rights offering may reduce the Fund's expense ratio, which may be of long-term benefit to shareholders. In addition, the Board of Directors considered that such a rights offering could result in an improvement in the liquidity of the trading market for shares of the Fund's common stock ("Common Stock") on the American Stock Exchange, where the shares are listed and traded. The Board of Directors also considered the proposed terms of the Offer, including the expenses of the Offer, and its dilutive effect, including the effect on non-exercising shareholders of the Fund. The Board of Directors also considered the impact of the Offer on its current policy to distribute, subject to market conditions, an amount equal to a percentage of the Fund's net asset value. For further discussion of the impact of the Offer on the Fund's dividends, please see "Risk Factors and Special Considerations--Dividends and Distributions; Return of Capital."

      In considering the Offer and its effect on the best interests of the Fund and its shareholders, the Board of Directors retained the Dealer Manager to provide the Fund with financial advisory and marketing services relating to the Offer, including the structure, timing and terms of the Offer. In addition to the foregoing, the Board of Directors considered, among other things, the benefits and drawbacks of conducting a non-transferable versus a transferable rights offering, the pricing structure of the Offer, the effect on the Fund if the Offer is undersubscribed and the experience of the Dealer Manager in conducting rights offerings.


      The Fund may, in the future and at its discretion, choose to make additional rights offerings from time to time for a number of shares and on terms which may or may not be similar to the Offer. Any such future rights offering will be made in accordance with the 1940 Act.

TERMS OF THE OFFER


      The Fund is issuing to Record Date Shareholders Rights to subscribe for Shares pursuant to the exercise of such Rights. Each Record Date Shareholder is being issued one Right for each whole share of Common Stock owned on the Record Date. The Rights entitle the Record Date Shareholder to acquire at the Subscription Price one Share for every two Rights held (one for two). Fractional Shares will not be issued upon the exercise of Rights. Accordingly, Shares may be purchased only pursuant to the exercise of Rights in integral multiples of two. Rights may be exercised at any time during the Subscription Period, which commences on May 20, 1998 and ends at 5:00 p.m., New York City time, on June 10, 1998, unless extended by the Fund until 5:00 p.m., New York City time, to a date not later than June 17, 1998 (such date, as it may be extended being referred to as the "Expiration Date"). A Record Date Shareholder's right to acquire one Share for every two Rights held during the Subscription Period at the Subscription Price is hereinafter referred to as the "Primary Subscription." The Rights are evidenced by Subscription Certificates, which will be mailed to Record Date Shareholders, except as discussed below under "Foreign Restrictions."


      Any Record Date Shareholder who fully exercises all Rights issued to such shareholder will be entitled to request to subscribe for additional Shares pursuant to the Over-Subscription Privilege. Shares requested pursuant to the Over-Subscription Privilege are subject to allotment and may be subject to increase in the event the Fund increases the number of shares available pursuant to the Over-Subscription Privilege, which is more fully discussed below under "Over-Subscription Privilege." Record Date Shareholders, where the context requires, shall also include beneficial owners whose Shares are held of record by Cede, the nominee for The Depository Trust Company, or by any other depository or nominee. In the case of Shares held of record by Cede or any other depository or nominee, beneficial owners for whom Cede or any other depository or nominee is the holder of record will be deemed to be the holders of Rights that are issued to Cede or such other depository or nominee on their behalf, including for purposes of determining the maximum number of Shares such beneficial owner may acquire pursuant to the Offer.


      Fractional Shares will not be issued upon the exercise of Rights. If a Record Date Shareholder's total ownership is fewer than two shares, such Record Date Shareholder may subscribe for one Share. Shareholders will have no right to rescind their subscriptions after receipt of their payment for Shares by the Subscription Agent.

      The first regular monthly dividend to be paid on Shares acquired upon exercise of Rights will be the first monthly dividend, the record date for which occurs after the issuance of such Shares following the Expiration Date. It is the Fund's present policy to pay dividends on the last business day of each month to shareholders of record approximately fifteen days prior to the payment date. Assuming the Subscription Period is not extended, it is expected that the first dividend received by shareholders acquiring Shares in the Offer would be paid on the last business day of July, 1998.


OVER-SUBSCRIPTION PRIVILEGE


      To the extent Record Date Shareholders do not exercise all of the Rights issued to them, the underlying Shares represented by such Rights will be offered by means of the Over-Subscription Privilege to Record Date Shareholders who have exercised all the Rights issued to them pursuant to the Primary Subscription and who desire to acquire additional Shares. Only Record Date Shareholders who exercise all such Rights may indicate on the Subscription Certificate the number of additional Shares desired pursuant to the Over-Subscription Privilege. If sufficient Shares remain as a result of unexercised Rights, all over-subscriptions may be honored in full. If sufficient Shares are not available to honor all requests for over-subscriptions, the Fund may, at its discretion, issue shares of Common Stock up to an additional 25% of the Shares available pursuant to the Offer (up to 394,117 Shares) in order to satisfy such over-subscription requests. Regardless of whether the Fund issues such additional Shares, to the extent Shares are not available to honor all over-subscriptions, the available Shares will be allocated among those who over-subscribe based on the number of Rights originally issued to them by the Fund, so that the number of Shares issued to Record Date Shareholders who subscribe pursuant to the Over-Subscription Privilege will generally be in proportion to the number of shares owned by them in the Fund on the Record Date. The allocation process may involve a series of allocations in order to assure that the total number of Shares available for over-subscriptions is distributed on a pro rata basis.


      The Fund will not sell any Shares that are not subscribed for pursuant to the Primary Subscription or the Over-Subscription Privilege.

SUBSCRIPTION PRICE


      The Subscription Price for each Share to be issued pursuant to the Rights will be 93% of the lower of (i) the average of the last reported sales price of a share of the Fund's Common Stock on the American Stock Exchange on the Pricing Date and on the four preceding business days thereof and (ii) the net asset value per share as of the close of business on the Pricing Date. For example, if the average of the last reported sales price on the American Stock Exchange on the Pricing Date and on the four preceding business days thereof of a share of the Fund's Common Stock is $8.00, and the net asset value as of the close of business on the Pricing Date is $7.85, the Subscription Price will be $7.30 (93% of $7.85). If, however, the average of the last reported sales price of a share on that exchange on the Pricing Date and on the four preceding business days thereof is $7.75, and the net asset value as of the close of business on the Pricing Date is $7.85, the Subscription Price will be $7.21 (93% of $7.75). See "Common Stock."

      The Fund announced the Offer after the close of trading on the American Stock Exchange on April 30, 1998. The last reported net asset value per share of Common Stock at the close of business on April 24, 1998 (the last trading date on which the Fund publicly reported its net asset value prior to the announcement of the Offer)) and May 1, 1998 (the last trading date on which the Fund publicly reported its net asset value prior to the date of this Prospectus) was $7.85 and $7.86, respectively, and the last reported sale price of a share of the Fund's Common Stock on that exchange on those dates was $8.00 and $8.1875, respectively.


NON-TRANSFERABILITY OF RIGHTS


      The Rights are non-transferable and, therefore, may not be purchased or sold. The Rights will not be admitted for trading on the American Stock Exchange or any other exchange. However, the Shares to be issued pursuant to the Rights will be admitted for trading on the American Stock Exchange. Rights are offered to Record Date Shareholders, which term, for purposes of the Offer, includes (i) the person or persons who are the owners, co-owners and beneficiaries of the account(s) in which the shares of Common Stock are held (collectively, the "Designated Persons") and (ii) any account (including a trust, Individual Retirement Account, qualified plan account or other similar arrangement) of which any Designated Person is directly or indirectly an owner, a co-owner or beneficiary.


EXPIRATION OF THE OFFER


      The Offer will expire at 5:00 p.m., New York City time, on June 10, 1998, unless extended by the Fund until 5:00 p.m., New York City time, on a date not later than June 17, 1998. Rights will expire on the Expiration Date and thereafter may not be exercised. Since the Expiration Date and the Pricing Date will be the same date, Record Date Shareholders who decide to acquire Shares during the Primary Subscription or pursuant to the Over-Subscription Privilege will not know, when they make such decision, the purchase price for such Shares. Any extension of the Offer will be followed as promptly as practical by an announcement thereof. Without limiting the manner in which the Fund may choose to make such announcement, the Fund will not, unless otherwise required by law, have any obligation to publish, advertise or otherwise communicate any such announcement other than by making a release to the Dow Jones News Service or such other means of announcement as the Fund deems appropriate.


SUBSCRIPTION AGENT

      The Subscription Agent is State Street Bank and Trust Company which will receive, for its administrative, processing, invoicing and other services as subscription agent, a fee estimated to be $15,000, plus reimbursement for its out-of-pocket expenses related to the Offer. SIGNED SUBSCRIPTION CERTIFICATES TOGETHER WITH PAYMENT OF THE ESTIMATED SUBSCRIPTION PRICE MUST BE SENT TO State Street Bank and Trust Company by one of the methods described below. The Fund will accept only Subscription Certificates actually received on a timely basis at the address listed below:


(1)   BY FIRST CLASS MAIL:
      State Street Bank and Trust Company
      Corporate Reorganization
      P.O. Box 9573
      Boston, Massachusetts 02205-9573
      U.S.A.

(2)   BY EXPRESS MAIL OR OVERNIGHT COURIER
      State Street Bank and Trust Company
      Corporate Reorganization
      70 Campanelli Drive
      Braintree, Massachusetts 02184
      U.S.A.

(3)   BY HAND:
      Securities Transfer & Reporting Services, Inc.
      c/o Boston EquiServe LP
      55 Broadway -- 3rd Floor
      New York, New York 10006
      U.S.A.

(4)   BY FACSIMILE (TELECOPY)
      FOR NOTICE OF GUARANTEED DELIVERY ONLY
      (781) 794-6333 with the original Subscription Certificate to be sent by method (1) above. Confirm facsimile by telephone at (781) 794-6388.


      DELIVERY TO AN ADDRESS OTHER THAN THOSE SET FORTH ABOVE DOES NOT CONSTITUTE GOOD DELIVERY.

METHOD OF EXERCISE OF RIGHTS


      Rights will be evidenced by Subscription Certificates that will be mailed to Record Date Shareholders, or if shares are held by Cede or any other depository or nominee, to Cede or such other depository or nominee except as discussed under "Foreign Restrictions" below. Rights may be exercised by completing and signing the Subscription Certificate and mailing it in the envelope provided, or otherwise delivering the completed and signed Subscription Certificate, together with payment for the Shares as described below under "Payment for Shares," to the Subscription Agent. Rights may also be exercised by contacting your broker, banker or trust company, which can arrange, on your behalf, to guarantee delivery of payment and of a properly completed and executed Subscription Certificate (a "Notice of Guaranteed Delivery"), as set forth below under "Payment for Shares." A fee may be charged for this service. Fractional Shares will not be issued upon the exercise of Rights. If a Record Date Shareholder's total ownership is fewer than two shares, such Record Date Shareholder may subscribe for one Share. Shareholders will have no right to rescind their subscriptions after receipt of their payment for Shares by the Subscription Agent. Completed Subscription Certificates or Notices of Guaranteed Delivery must be received by the Subscription Agent prior to 5:00 p.m., New York City time, on the Expiration Date at the office of the Subscription Agent at the address set forth above.


      Shareholders Who Are Record Owners. Shareholders who are record owners can choose between either option set forth under "Payment for Shares" below. If time is of the essence, option (2) will permit delivery of the completed Subscription Certificate and payment after the Expiration Date.

      Investors Whose Shares Are Held By A Nominee. Shareholders whose shares are held by a nominee, such as a broker or trustee, must contact that nominee to exercise their Rights. In that case, the nominee will complete the Subscription Certificate on behalf of the investor and arrange for proper payment by one of the methods set forth under "Payment for Shares" below.

      Nominees. Nominees who hold shares for the account of others should notify the beneficial owners of such shares as soon as possible to ascertain such beneficial owners' intentions and to obtain instructions with respect to the Rights. If the beneficial owner so instructs, the nominee should complete the Subscription Certificate and submit it to the Subscription Agent with the proper payment described under "Payment for Shares" below.

FOREIGN RESTRICTIONS

      Subscription Certificates will not be mailed to Record Date Shareholders whose record addresses are outside the United States (for these purposes the United States includes its territories and possessions and the District of Columbia). The Rights to which those Subscription Certificates relate will be held by the Subscription Agent for such Foreign Record Date Shareholders' accounts until instructions are received to exercise the Rights. If no instructions are received prior to the Expiration Date, such Rights will expire.

INFORMATION AGENT

      Any questions or requests for assistance may be directed to the Information Agent at its telephone number listed below:


                  THE INFORMATION AGENT FOR THE OFFER IS:

                             CORPORATE INVESTOR
                            COMMUNICATIONS, INC.
                             111 Commerce Road
                     Carlstadt, New Jersey 07072-82586
                         Toll Free: 1-888-200-4398


      Shareholders may also contact their brokers or nominees for information with respect to the Offer. The Information Agent will receive a fee estimated to be $3,500 plus reimbursement for its out-of-pocket expenses related to the Offer.

PAYMENT FOR SHARES

      Shareholders who acquire Shares during the Primary Subscription or pursuant to the Over-Subscription Privilege may choose between the following methods of payment:


            (1) A shareholder can send the completed Subscription Certificate together with payment for the Shares acquired during the Primary Subscription and for additional Shares subscribed for pursuant to the Over-Subscription Privilege to the Subscription Agent, calculating the total payment on the basis of an estimated Subscription Price of $7.31 per Share (the "Estimated Subscription Price"). To be accepted, such payment, together with the properly executed and completed Subscription Certificate, must be received by the Subscription Agent at one of the Subscription Agent's offices at the addresses set forth above prior to 5:00 p.m., New York City time, on the Expiration Date. A PAYMENT PURSUANT TO THIS METHOD MUST BE IN UNITED STATES DOLLARS BY MONEY ORDER OR CHECK DRAWN ON A BANK LOCATED IN THE UNITED STATES OF AMERICA, MUST BE PAYABLE TO BULL & BEAR GLOBAL INCOME FUND, INC. AND MUST ACCOMPANY AN EXECUTED SUBSCRIPTION CERTIFICATE FOR SUCH SUBSCRIPTION CERTIFICATE TO BE ACCEPTED.


            (2) Alternatively, a subscription will be accepted by the Subscription Agent, if, prior to 5:00 p.m., New York City time on the Expiration Date, the Subscription Agent has received a Notice of Guaranteed Delivery by facsimile (telecopy) or otherwise from a bank, trust company, or New York Stock Exchange member guaranteeing delivery to the Subscription Agent of (i) payment of the full Subscription Price for the Shares subscribed for during the Primary Subscription and any additional Shares subscribed for pursuant to the Over-Subscription Privilege, and (ii) a properly completed and executed Subscription Certificate. The Subscription Agent will not honor a Notice of Guaranteed Delivery if a properly completed and executed Subscription Certificate, together with payment, is not received by the Subscription Agent by the close of business on the third business day after the Expiration Date.

      Within eight business days following the Pricing Date (the "Confirmation Date"), a confirmation will be sent by the Subscription Agent to each Record Date Shareholder (or, if the shareholder's shares are held by Cede or any other depository or nominee, to Cede or such depository or nominee), showing (i) the number of Shares acquired pursuant to the Primary Subscription, (ii) the number of Shares, if any, acquired pursuant to the Over-Subscription Privilege, (iii) the per Share and total purchase price for the Shares, and (iv) any additional amount payable by such shareholder to the Fund or any excess to be refunded by the Fund to such shareholder, in each case based on the Subscription Price as determined on the Pricing Date. No other evidence of title will be sent to shareholders unless delivery of a stock certificate has been requested at the time of exercise of the Rights. See "Delivery of Stock Certificates" below. Any additional payment required from a shareholder must be received by the Subscription Agent within ten business days after the Confirmation Date. Any excess payment to be refunded by the Fund to a shareholder will be mailed by the Subscription Agent to such shareholder within a reasonable time after the Expiration Date. No interest will be paid by the Fund on any such excess payment. All payments by a shareholder must be in U.S. dollars by money order or check drawn on a bank located in the United States of America and payable to BULL & BEAR GLOBAL INCOME FUND, INC.

      The Subscription Agent will deposit all checks received by it prior to the final due date into a segregated interest bearing account (which interest will accrue to the benefit of the Fund regardless of whether shares are issued or not by the Fund) pending distribution of the Shares.

      Whichever of the two payment methods described above is used, issuance and delivery of evidence of title for the Shares purchased are subject to collection of checks and actual payment pursuant to any Notice of Guaranteed Delivery.

      SHAREHOLDERS WILL HAVE NO RIGHT TO RESCIND THEIR SUBSCRIPTION AFTER RECEIPT OF THEIR PAYMENT FOR SHARES BY THE SUBSCRIPTION AGENT.

      If a shareholder who acquires Shares pursuant to the Primary Subscription or the Over-Subscription Privilege does not make payment of any additional amounts due, the Fund reserves the right to take any or all of the following actions: (i) sell such subscribed and unpaid-for Shares to other shareholders, (ii) apply any payment actually received by it toward the purchase of the greatest whole number of Shares which could be acquired by such holder upon exercise of the Primary Subscription and/or Over-Subscription Privilege, and/or (iii) exercise any and all other rights or remedies to which it may be entitled, including, without limitation, set-offs against payments actually received by it with respect to such subscribed Shares and/or to enforce the relevant guaranty of payment.

      The method of delivery of Subscription Certificates and payment of the Subscription Price to the Fund will be at the election and risk of the Rights holders, but if sent by mail it is recommended that such certificates and payment be sent by registered mail, properly insured, with return receipt requested, and that a sufficient number of days be allowed to ensure delivery to the Fund and clearance of payment prior to 5:00 p.m. Eastern time on the Expiration Date. Because uncertified personal checks may take at least five business days to clear, subscribing shareholders are strongly urged to pay, or arrange for payment, by means of certified or cashier's check or money order.

      All questions concerning the timeliness, validity, form and eligibility of any exercise of Rights will be determined by the Fund, whose determinations will be final and binding. The Fund in its sole discretion may waive any defect or irregularity, or permit a defect or irregularity to be corrected within such time as it may determine, or reject the purported exercise of any Right. Subscriptions will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as the Fund determines in its sole discretion. The Fund will not be under any duty to give notification of any defect or irregularity in connection with the submission of Subscription Certificates or incur any liability for failure to give such notification.

DELIVERY OF STOCK CERTIFICATES

      Stock certificates for Shares acquired during the Primary Subscription and pursuant to the Over-Subscription Privilege will be issued only upon request made at the time of exercise of the Rights. Stock certificates requested to be delivered will be mailed promptly after the Confirmation Date and after payment for the Shares subscribed for has cleared. Participants in the Fund's Dividend Reinvestment Plan (the "Plan") will have any Shares acquired during the Primary Subscription or pursuant to the Over-Subscription Privilege credited to their accounts in the Plan. Stock certificates will not be issued for Shares credited to Plan accounts. Shareholders whose shares of Common Stock are held of record by Cede or by any other depository or nominee on their behalf or their broker-dealers' behalf will have any Shares acquired during the Primary Subscription or pursuant to the Over-Subscription Privilege credited to the account of Cede or such other depository or nominee.

FEDERAL INCOME TAX CONSEQUENCES


      For United States federal income tax purposes, neither the receipt nor the exercise of the Rights by Record Date Shareholders will result in taxable income to holders of Common Stock, and no loss will be realized if the Rights expire without exercise. The holding period of a Right received by a Record Date Shareholder includes the holding period of the Common Stock with respect to which the Right is issued. A shareholder's holding period for a Share acquired upon exercise of a Right begins with the date of exercise. A shareholder's basis for determining gain or loss upon the sale of a Share acquired upon the exercise of a Right will be equal to the sum of the Subscription Price per Share, any servicing fee charged to the shareholder by the shareholder's broker, bank or trust company and the shareholder's basis, if any, in the Rights exercised (as discussed below). A shareholder's gain or loss recognized upon a sale of a Share acquired upon the exercise of a Right will be a capital gain or loss (assuming the Share is held as a capital asset at the time of sale). In the case of non-corporate shareholders, such gain or loss will be (i) short-term gain or loss taxed at ordinary income tax rates for Shares held one year or less or (ii) long-term gain or loss taxed at a maximum capital gains rate of (a) 28% for Shares held more than one year but not more than 18 months or (b) 20% for Shares held more than 18 months. Capital gains or losses recognized by corporate shareholders are subject to tax at the ordinary income tax rates applicable to corporations. Shareholders should consult their own tax advisors regarding the availability and effect of a certain tax election to mark-to-market Shares held on January 1, 2001.

      If the fair market value of the Rights on the date of distribution is less than 15% of the fair market value of the shares of Common Stock with respect to which they are issued, on that date the basis of a Right will be zero unless a Record Date Shareholder elects to allocate his basis in those shares of the Fund which he originally owned between such shares and the Rights issued in the Offer. This allocation is based upon the relative fair market value of such shares and the Rights as of the date of distribution of the Rights. Thus, if such an election is made, the shareholder's basis in the shares originally owned will be reduced by an amount equal to the basis allocated to the Rights. This election is irrevocable and must be made in a statement attached to the shareholder's federal income tax return for the year in which the Offer occurs. If the fair market value of the Rights on the date of distribution is equal to or greater than 15% of the fair market value of the shares of Common Stock with respect to which they are issued, a Record Date Shareholder must allocate his basis in those shares of the Fund which he originally owned between such shares and the Rights issued in the Offer based upon their relative fair market values on the date of distribution. However, if a shareholder does not exercise the Rights, no loss will be recognized and no portion of the shareholder's basis in the shares will be allocated to the unexercised Rights. If a shareholder exercises the Rights, the basis of any Shares acquired through exercise of the Rights will be increased by the basis allocated to such Rights. Accordingly, shareholders should consult their own tax advisors regarding the advisability of making the election described above if the shareholder intends to exercise the Rights.


      The Fund will be required to backup withhold and remit to the U.S. Treasury 31% of reportable payments paid on an account if the holder of the account fails to provide the Fund with a taxpayer identification number, provides an incorrect taxpayer identification number or otherwise fails to certify that such holder is not subject to backup withholding. Certain shareholders of the Fund, such as corporations and tax-exempt entities, are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability provided the required information is furnished to the Internal Revenue Service.


      The foregoing is a general summary of the material United States federal tax consequences of the receipt and exercise of Rights by Record Date Shareholders that are United States persons within the meaning of the Internal Revenue Code of 1986, as amended (the "Code"), and any other persons who would be subject to U.S. federal income tax upon the sale or exchange of the Shares acquired upon the exercise of the Rights. The discussion is based upon applicable provisions of the Code, U.S. Treasury regulations and other authorities currently in effect, and does not cover state, local or foreign taxes. The Code, regulations and administrative and judicial interpretations thereof are subject to change, possibly with retroactive effect. Shareholders should consult their tax advisors regarding specific questions as to federal, state, local or foreign taxes. See "Taxes" in the SAI.


EMPLOYEE BENEFIT PLAN CONSIDERATIONS

      Shareholders that hold their shares through employee benefit plans that are subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") (including corporate savings and 401(k) plans, Keogh Plans of self-employed individuals and Individual Retirement Accounts (collectively, "Benefit Plans")) should be aware of the complexity of the rules and regulations governing Benefit Plans and the penalties for noncompliance, and should consult their counsel and tax advisors regarding the consequences under ERISA and the Code of their exercise of the Rights.

CERTAIN EFFECTS OF THE OFFER


      Upon the completion of the Offer, shareholders who do not fully exercise their Rights will own a smaller proportional interest in the Fund than would be the case if the Offer had not been made. In addition, because the Subscription Price per Share will be less than the then current net asset value per share of the Fund's Common Stock, the Offer will result in a dilution of net asset value per share for all shareholders, which will disproportionately affect shareholders who do not exercise their Rights. Although it is not possible to state precisely the amount of such decrease in net asset value because it is not known at the date of this Prospectus how many Shares will be subscribed for, or what the Subscription Price will be, such dilution might be substantial. For example, assuming all Rights are exercised at the Estimated Subscription Price, including up to an additional 25% of the Shares which may be issued to satisfy over-subscriptions, the Fund's current net asset value of $7.86 per share would be reduced by approximately $0.38 or 4.8%, taking into account the expenses of the Offer.


CERTAIN IMPACT ON FEES


      The Investment Manager will benefit from the Offer because investment management fees are based on the net assets of the Fund. See "The Investment Manager." It is not possible to state precisely the amount of additional compensation the Investment Manager will receive as a result of the Offer because it is not known how many Shares will be subscribed for and because the proceeds of the Offer will be invested in additional portfolio securities which will fluctuate in value. However, assuming all Rights are exercised at the Estimated Subscription Price, including up to an additional 25% of the Shares which may be issued to satisfy over-subscriptions, the annual compensation to be received by the Investment Manager would be increased by approximately $94,735. Three of the Fund's directors who will vote to authorize the Offer are "interested persons" of the Fund within the meaning of the 1940 Act because of their position with the Investment Manager. These directors could benefit indirectly from the Offer because of their affiliation. The other two directors are not "interested persons" of the Fund. See "Officers and Directors" in the SAI.


NOTICE OF NET ASSET VALUE DECLINE


      The Fund has, as required by the SEC's registration form, undertaken to suspend the Offer until it amends this Prospectus, if subsequent to May 5, 1998 (the effective date of the Fund's Registration Statement), the Fund's net asset value declines more than 10% from its net asset value as of that date. Accordingly, the Expiration Date would be extended and the Fund would notify Record Date Shareholders of any such decline and permit Record Date Shareholders to cancel their exercise of Rights.


IMPORTANT DATES TO REMEMBER


             EVENT                                      DATE*
             -----                                      ----
Record Date                                             May 20, 1998

Subscription Period                                     May 20, 1998 to
                                                        June 10, 1998*

(i) Subscription Certificates and Payment for
Shares or (ii) Notice of Guaranteed Delivery Due        June 10, 1998*

Expiration and Pricing Date                             June 10, 1998*

Subscription Certificates and Payment for Guarantees
of Delivery Due                                         June 16, 1998*

Confirmation to Participants                            June 22, 1998*

Final Payment for Shares                                July 7, 1998*

----------
* Unless the Offer is extended to a date not later than June 17, 1998.



                                  THE FUND

      The primary investment objective of the Fund, a diversified, closed-end management investment company, is to provide for its shareholders a high level of income. This primary investment objective is fundamental and may not be changed without shareholder approval. The Fund's secondary investment objective, which may be changed by the Board of Directors of the Fund (the "Directors") without shareholders approval, is capital appreciation. There can be no assurance that the Fund will achieve its investment objectives.


      The Fund pursues its investment objectives by investing primarily in a global portfolio of investment grade fixed income securities. The Fund will normally invest at least 65% of its net assets in investment grade fixed income securities which are rated, at the time of purchase, BBB or better by Standard & Poor's Ratings Group ("S&P"), Baa or better by Moody's Investors Service, Inc. ("Moody's") or, if unrated, are determined by the Investment Manager to be of comparable quality. The Fund may also invest up to 35% of its assets in fixed income securities rated BB, B, or CCC by S&P or Ba, B, or Caa by Moody's or, if unrated, securities determined by the Investment Manager to be of comparable quality and may invest in other securities (including common stocks, warrants, options and securities convertible into common stock), when such investments are consistent with its investment objectives or are acquired as part of a unit consisting of a combination of fixed income securities and other securities. As of March 31, 1998, the Fund had approximately 68.25% of its total assets invested in fixed income securities with an actual or deemed investment grade rating, approximately 26.38% of its total assets in fixed income securities with an actual or deemed ratings below investment grade and approximately 5.37% of its total assets in securities other than fixed income securities. The Fund currently expects to invest predominately in the United States, Europe and Latin America. The Fund will normally invest in at least three different countries, but may invest in fixed income securities of only one country for temporary defensive purposes. The Fund may use leverage from time to time to purchase or carry securities. Such leverage is speculative and increases both investment opportunity and investment risk. As of March 31, 1998, the Fund held investments in 18 countries, distributed as follows:

            COUNTRY                    Distribution
            -------                    ------------
            Argentina                           16.7%
            Brazil                               3.9%
            Bulgaria                             2.1%
            Chile                                2.6%
            China                                1.2%
            Colombia                             5.4%
            Dominican Republic                   1.4%
            France                               1.3%
            Lithuania                            5.4%
            Japan                                0.9%
            Mexico                               6.9%
            Poland                               2.4%
            Qatar                                1.4%
            Russia                               5.6%
            Turkey                               1.3%
            United Kingdom                       7.7%
            United States                       31.5%
            Venezuela                            2.3%


      The Fund commenced operations as a diversified, closed-end management investment company on February 7, 1997. Prior to that date the Fund was a diversified series of shares designated Bull & Bear Global Income Fund (and prior to October 29, 1992 and since September 1, 1983, Bull & Bear High Yield Fund) of Bull & Bear Funds II, Inc., an open-end management investment company organized in 1974 and operating under the name Bull & Bear Incorporated until October 29, 1993.

      It is the Fund's present policy, which may be changed by the Board of Directors, to pay dividends on a monthly basis to holders of Common Stock. The Fund recently adopted a managed distribution policy to distribute on a monthly basis 0.83% of the Fund's net asset value (10% on an annual basis). This policy is intended to provide shareholders with a stable cash flow and to reduce any market price discount to its net asset value. There can be no assurance that the Fund will be able to maintain its current level of dividends, and the Board of Directors may, in its sole discretion, change the Fund's current dividend policy or its current level of dividends in response to market or other conditions. From the commencement of the Fund's operations as a closed-end investment company to the adoption of the managed distribution policy described above the Fund's shares generally traded in the market at a discount to net asset value. Since the adoption of the managed distribution policy, the Fund's shares generally have traded at or above net asset value.


                              USE OF PROCEEDS


      Assuming all Shares offered pursuant to the Primary Subscription are sold at the Estimated Subscription Price, the net proceeds of the Offer are estimated to be $10,766,805, after payment of the Dealer Manager's fees, the soliciting fees and the estimated offering expenses. These expenses will be borne by the Fund and will reduce the net asset value of the Common Stock. If the Fund increases the number of Shares subject to the Offer by 25%, or 394,117 Shares, in order to satisfy over-subscription requests, the additional net proceeds will be approximately $2,766,701. The Fund expects that, subject to market conditions, substantially all of the net proceeds of the Offer will be invested in accordance with the Fund's investment objectives and policies approximately within two months from the date of their receipt by the Fund. Pending such investment, the proceeds will be invested in certain short-term debt instruments, as described under "The Fund's Investment Program." Please see "The Fund's Investment Program." The Fund's Investment Manager is Bull & Bear Advisers, Inc.


                  RISK FACTORS AND SPECIAL CONSIDERATIONS

      Investors should consider the following special considerations associated with an exercise of Rights and an additional investment in the Fund.

CERTAIN EFFECTS OF THE OFFER


      Upon the completion of the Offer, shareholders who do not fully exercise their Rights will own a smaller proportional interest in the Fund than would be the case if the Offer had not been made. In addition, an immediate dilution of the net asset value per share will be experienced by all shareholders as a result of the Offer because the Subscription Price will be less than the then current net asset value per share, the Fund will bear the expenses of the Offer and the number of shares outstanding after the Offer will have increased proportionately more than the increase in the size of the Fund's net assets. Although it is not possible to state precisely the amount of such a decrease in value, because it is not known at this time how many Shares will be subscribed for or what the Subscription Price will be, such dilution might be substantial. For example, assuming all Rights are exercised by Record Date Shareholders at the Estimated Subscription Price of $7.31 per share (which is 93% of the Fund's net asset value per share at May 1, 1998 the Fund's net asset value per share (after payment of the Dealer Manager and soliciting fees and estimated offering expenses) would be reduced by approximately $0.38 per share or 4.8%. The actual Subscription Price may be greater or less than the Estimated Subscription Price. This dilution of net asset value per share will disproportionately affect shareholders who do not exercise their Rights.


FOREIGN INVESTMENTS

      Investors should understand and consider carefully the substantial risks involved in investing in foreign securities. Foreign securities, which are generally denominated in foreign currencies, and utilization of forward contracts on foreign currencies involve certain considerations comprising both risk and opportunity not typically associated with investing in U.S. securities. These considerations include: fluctuations in currency exchange rates; restrictions on foreign investment and repatriation of capital; costs of converting foreign currencies into U.S. dollars; greater price volatility and trading illiquidity; less public information on issuers of securities; difficulty in enforcing legal rights outside of the United States; lack of uniform accounting, auditing, and financial reporting standards; the possible imposition of foreign taxes, exchange controls, and currency restrictions; and possible political, economic, and social instability of developing as well as developed countries including without limitation nationalization, expropriation of assets, and war. Furthermore, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Securities of many foreign companies may be less liquid and their prices more volatile than securities issued by comparable U.S. issuers. Transactions in foreign securities may be subject to less efficient settlement practices. These risks are often heightened when the Fund's investments are concentrated in a small number of countries. In addition, because transactional and custodial expenses for foreign securities are generally higher than for domestic securities, the expense ratio of the Fund can be expected to be higher than investment companies investing exclusively in domestic securities. Foreign securities trading practices, including those involving securities settlement where Fund assets may be released prior to receipt of payment, may expose the Fund to increased risk in the event of a failed trade or insolvency of a foreign broker/dealer. Legal remedies for defaults and disputes may have to be pursued in foreign courts, whose procedures differ substantially from those of U.S. courts.

      Since investments in foreign securities usually involve foreign currencies and since the Fund may temporarily hold funds in bank deposits in foreign currencies in order to facilitate portfolio transactions, the value of the assets of the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. For example, if the value of the U.S. dollar decreases relative to a foreign currency in which a Fund investment is denominated or which is temporarily held by the Fund to facilitate portfolio transactions, the value of such Fund assets and the Fund's net asset value per share will increase, all else being equal. Conversely, an increase in the value of the U.S. dollar relative to such a foreign currency will result in a decline in the value of such Fund assets and its net asset value per share. The Fund may incur additional costs in connection with conversions of currencies and securities into U.S. dollars. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis, or by entering into forward contracts. The Fund generally will not enter into a forward contract with a term of greater than one year.

      The Fund may invest in securities of issuers located in emerging market countries. The risks of investing in foreign securities may be greater with respect to securities of issuers in, or denominated in the currencies of, emerging market countries. The economies of emerging market countries generally are heavily dependent upon international trade and accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed countries. Disclosure and regulatory standards in many respects are less stringent in emerging market countries than in the U.S. and other developed countries. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets, and enforcement of existing regulations may be extremely limited. Investing in local markets, particularly in emerging market countries, may require the Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund. Emerging market countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

      Foreign government securities, depending on where and how they are issued, may be subject to some of the risks discussed above with respect to foreign securities. In addition, investments in foreign government debt securities involve special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to pay interest or repay interest or repay principal when due in accordance with the terms of such debt, and the Fund may have limited legal recourse in the event of default. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance.

FIXED INCOME SECURITIES

      The Fund will normally invest at least 65% of its net assets in investment grade fixed income securities. Securities rated BBB or better by S&P or Baa or better by Moody's are investment grade but Moody's considers securities rated Baa to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for issuers of such securities to make principal and income payments than is the case for higher-rated securities. The Fund also may invest up to 35% of its assets in fixed income securities rated below investment grade but not lower than CCC by S&P or Caa by Moody's. These securities are deemed by those agencies to be in poor standing and predominantly speculative; the issuers may be in default on such securities or deemed without capacity to make scheduled payments of income or repay principal, involving major risk exposure to adverse conditions. The Fund is also permitted to purchase fixed income securities that are not rated by S&P or Moody's but that the Investment Manager determines to be of comparable quality to that of rated securities in which the Fund may invest. Such securities are included in percentage limitations applicable to the comparable rated securities. The values of fixed income securities will change as market interest rates fluctuate. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. The magnitude of these fluctuations generally will be greater for securities with longer maturities.

      Ratings of fixed income securities represent the rating agencies' opinions regarding their quality, are not a guarantee of quality, and may be lowered after the Fund acquires the security. The Investment Manager will consider such an event in determining whether the Fund should continue to hold the security but is not required to dispose of it. Credit ratings attempt to evaluate the safety of principal and income payments and do not evaluate the risk of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's financial condition may be better or worse than the rating indicates. The Fund may invest in unrated securities determined by the Investment Manager to be of comparable quality to the appropriate rating category of S&P and Moody's. In such instances, the Fund will be more reliant on the Investment Manager's determination of credit quality than is the case with respect to rated securities. See the Appendix to the SAI for a further description of S&P and Moody's ratings.

      Lower rated fixed income securities generally offer a higher current yield than that available on higher grade issues. However, lower rated securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers, and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to make payments of principal and income and increase the possibility of default. In addition, such issuers may not have more traditional methods of financing available to them, and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

      The market for lower rated securities has expanded rapidly in recent years, and its growth paralleled a long economic expansion. In the past, the prices of many lower rated securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower rated securities rose dramatically, but such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers' financial restructuring or default. There can be no assurance that such price declines will not recur. The market for lower rated securities generally is thinner and less active than that for higher quality securities, which may limit the Fund's ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the value and liquidity of lower rated securities, especially in a thinly traded market.


      During its fiscal year ended June 30, 1997, of its total investments the Fund invested 86% in bonds that had received a rating from S&P or Moody's. Of the 86% invested in bonds that had received a rating from S&P or Moody's, the Fund had the following percentages of its total investments invested in bonds rated: AAA--4%, AA--3%, A--4%, BBB--58%, BB--8%, B--8%; CCC--1%. Ten percent of the Fund's total investments were in unrated bonds determined by the Investment Manager to be of comparable quality to rated bonds in the following categories: AAA--0%; AA--0%; A--0%; BBB--2%; BB--5%; B--3%; CCC--0%. The remaining 4% can be classified as other fixed income securities, equities and other net assets. It should be noted that this information reflects the dollar-weighted average composition of the Fund's total investments (computed monthly) during the fiscal year ended June 30, 1997 and is not necessarily representative of the Fund's total investments or net assets as of the end of that fiscal year, the current year or at any time in the future.


REVERSE REPURCHASE AGREEMENTS

      The Fund may enter into reverse repurchase agreements. In such agreements, the Fund sells the underlying security to a creditworthy securities dealer or bank and the Fund agrees to repurchase it at an agreed-upon date and price reflecting a market rate of interest. Such agreements are considered to be borrowings and involve leveraging which is speculative and increases both investment opportunity and investment risk. When the Fund enters into reverse repurchase agreements, its custodian will set aside in a segregated account cash or liquid securities whose value is marked to market daily with a market value at least equal to the repurchase price. If necessary, assets will be added to the account daily so that the value of the account will not be less than the amount of the Fund's purchase commitment. Such agreements are subject to the risk that the benefit of purchasing a security with the proceeds of the sale by the Fund will be less than the cost to the Fund of transacting the reverse repurchase agreement. Such agreements will be entered into when, in the judgment of the Investment Manager, the risk is justified by the potential advantage of total return.

LEVERAGE


      From time to time the Fund borrows money from banks (including its custodian bank), engages in reverse repurchase agreements and issues senior securities, which may include debt and preferred stock, to purchase and carry securities and pays interest thereon. These practices are referred to as leverage, are speculative, and increase both investment opportunity and investment risk. If the investment income on securities purchased with leverage exceeds the interest paid on the leverage, the Fund's income will be correspondingly higher. If the investment income fails to cover the Fund's costs, including interest on leverage, or if there are losses, the net asset value of the Fund's shares will decrease faster than would otherwise be the case. When the Fund is leveraged, the 1940 Act requires the Fund to have asset coverage of at least 200% for preferred securities it has issued and 300% for its borrowings or the debt securities it has issued. Interest on money borrowed is an expense the Fund would not otherwise incur, and it may therefore have little or no investment income during periods of substantial borrowings.


      Use of leverage by the Fund would increase the Fund's total return to shareholders if the Fund's returns on its investments out of the proceeds of such leverage exceed the cost of such leverage. Although there can be no assurance that the use of leverage will be successful, the Investment Manager believes that the ability to employ leverage may potentially increase yields and total returns.

      Leverage is a speculative investment technique and, as such, entails two primary risks. The first risk is that the use of leverage magnifies the impact on the common shareholders of changes in net asset value. For example, a fund that uses leverage of one third of its total assets (including the amount borrowed) will show a 1.5% increase or decline in net asset value for each 1% increase or decline in the value of its total assets. The second risk is that if the cost of leverage exceeds the return on the securities acquired with the proceeds of that leverage, it will diminish rather than enhance the return to common shareholders. These two risks would generally make the Fund's total return to common shareholders more volatile. However, if the Fund is able to provide total returns on its assets exceeding the costs of leverage, the use of leverage would over the longer term enhance the Fund's yields and total returns, although there can be no assurance that this can be achieved.


      The Fund has a committed bank line of credit and the interest rate is equal to the Federal Reserve Funds Rate plus 1.00 percentage points. At December 31, 1997, there was no balance outstanding. For the six months ended December 31, 1997, the weighted average interest rate was 6.40% based on the balances outstanding from the line of credit and reverse repurchase agreements during the period and the weighted average amount outstanding was $7,679,271 or 20.9% of the Fund's average total assets.


      The following table illustrates the effect of leverage on the return of a holder of Common Stock, assuming a Fund portfolio of approximately $37 million, the annual returns set forth in such table, the use of $10 million of reverse repurchase agreements and assuming an annual interest rate of 6.40%:

-----------------------------------------------------------------------------
Assumed Return on Portfolio
  (Net of Expenses Except Interest)....  -10%     -5%      0%      5%    10%

Corresponding Return to
  Common Stockholder...................  -16.07   -9.22   -2.37   4.48  11.33
-----------------------------------------------------------------------------

      The purpose of the foregoing table is to assist the investor in understanding the effects of leverage. The figures in the table are hypothetical, the assumed form and amount of leverage employed may be different from and less than the amount of leverage shown, the assumed interest rate may be higher or lower and the actual returns to a holder of Common Stock may be greater or less than those appearing in the table.

SECURITIES LENDING

      Pursuant to an agency arrangement with an affiliate of its custodian, the Fund may lend portfolio securities or other assets through such affiliate for a fee to other parties. The Fund's agreement requires that the loans be continuously secured by cash, securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or any combination of cash and such securities, as collateral equal at all times to at least the market value of the assets lent. Including such collateral as part of the Fund's total assets, the securities on loan are not to exceed one-third of its total assets. There are risks to the Fund of delay in receiving additional collateral and risks of delay in recovery of, and failure to recover, the assets lent should the borrower fail financially or otherwise violate the terms of the lending agreement. Loans will be made only to borrowers deemed to be of good standing. Any loan made by the Fund will provide that it may be terminated by either party upon reasonable notice to the other party.

ILLIQUID SECURITIES

      The Fund may invest without limit in illiquid securities, including securities with legal or contractual conditions or restrictions on resale. Investing in such securities entails certain risks. The primary risk is that the Fund may not be able to dispose of a security at the desired price at the time it wishes to make such disposition. In addition, such securities often sell at a discount from liquid and freely tradable securities of the same class or type, although they are also usually purchased at an equivalent discount which enhances yield while the securities are held by the Fund. Such securities may also be more difficult to price accurately.

MARKET VALUE AND NET ASSET VALUE

      The Fund converted from a diversified series of shares of an open-end management investment company to a diversified, closed-end management investment company in February 1997. Shares of closed-end investment companies are bought and sold in the open market and may trade at either a premium to or discount from net asset value, although they frequently trade at a discount. This is a risk separate and distinct from the risk that the value of the Fund's portfolio securities, and as a result its net asset value, may decrease. The Fund cannot predict whether its shares will trade at, above or below net asset value. Shareholders will incur brokerage and possibly other transaction costs to buy and sell shares in the open market, provided, however, that the Investment Manager has arranged with its affiliate, Bull & Bear Securities, Inc., that for two years after February 7, 1997, Fund shares may be bought or sold at the market price without commission through Bull & Bear Securities, Inc. Since the commencement of the Fund's operations as a closed-end investment company until the adoption of the managed distribution policy described above the Fund's shares generally traded in the market at a discount to net asset value. Since the adoption of the managed distribution policy, the Fund's shares generally have traded at or above net asset value.

      A decline in net asset value could affect the Fund's ability to pay dividends, make capital gain distributions or effect any share repurchases with respect to its Common Stock if the Fund has outstanding any preferred stock or debt securities, because the Fund would be required by the 1940 Act to have asset coverage immediately after such dividend, distribution or repurchase of two hundred percent for any preferred stock and three hundred percent for any debt securities, in each case after giving effect to such dividend, distribution or repurchase. In addition, if the Fund's current investment income were not sufficient to meet dividend requirements on any outstanding preferred stock, the Fund may be required to sell a portion of its portfolio securities when it might be disadvantageous to do so, which would reduce the net asset value attributable to the Fund's Common Stock.


DIVIDENDS AND DISTRIBUTIONS; RETURN OF CAPITAL


      It is the Fund's present policy, which may be changed by the Board of Directors, to pay dividends on a monthly basis to holders of Common Stock. The Fund recently adopted a managed distribution policy to distribute on a monthly basis 0.83% of the Fund's net asset value (10% on an annual basis). This policy is intended to provide shareholders with a stable cash flow and to reduce any market price discount to its net asset value. There can be no assurance that the Fund will be able to maintain its current level of dividends, and the Board of Directors may, in its sole discretion, change the Fund's current dividend policy or its current level of dividends in response to market or other conditions. The Fund's ability to maintain this distribution policy is a function of the yield generated by the Fund's investments and the Fund's ability to realize capital gains, which depends on market conditions at the time those investments are made and on the performance of those investments. To the extent that the Fund's portfolio investments generate returns exceeding that which is required to pay any target level of dividends set by the Board of Directors, the Fund may decide to retain and accumulate that portion of the Fund's return which exceeds such dividend level any may pay applicable taxes thereon, including any federal income or excise taxes. Alternatively, to the extent that the Fund's current return is not sufficient to pay any target level of dividends set by the Board of Directors, the Fund may distribute to holders of its Common Stock all or a portion of any retained earnings or make a return of capital to maintain such target level. Based upon current market conditions, the Investment Manager believes that the net proceeds of the Offer may be invested in securities producing a rate of return equal to or above the rate of return that the Fund is currently earning on its portfolio. Accordingly, the Investment Manager believes that earnings from new investments derived from the net proceeds of the Offer will better enable the Fund to maintain its current level of dividends. The Investment Manager also believes that the increase in total net assets of the Fund resulting from a well-subscribed rights offering may result in certain economies of scale and, accordingly, a lower expense ratio for the Fund. Based upon information provided by the Investment Manager and current market conditions, the Board of Directors has determined that the Offer will not result in any material adverse change to the Fund's current dividend policy or its ability to maintain its current level dividends. Should the Fund's annual total return (on a net asset value basis), inclusive of earned income and capital appreciation, be less than 10%, however, the current level of dividends per share paid pursuant to the managed 10% distribution policy described above, may decline. Whether the Offer is subscribed for or not, however, there can be no assurance that the Fund can or will maintain its current dividend policy or current level of dividends. See "Financial Highlights" and "The Offer--Purpose of the Offer."


YEAR 2000 RISKS

      Like other investment companies, financial and business organizations around the world, the Fund will be adversely affected if the computer systems used by Bull & Bear Advisers, Inc. and the Fund's other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to the computer systems it uses and to obtain satisfactory assurances that comparable steps are being taken by each of the Fund's major service providers. The Fund does not expect to incur any significant costs in order to address the Year 2000 Problem. However, at this time there can be no assurances that these steps will be sufficient to avoid any adverse impact on the Fund.

                       THE FUND'S INVESTMENT PROGRAM

      The Fund's primary and fundamental investment objective is to provide a high level of income. The Fund's secondary, non-fundamental, investment objective is capital appreciation. The Fund pursues its investment objectives by investing primarily in a global portfolio of investment grade fixed income securities. There can be no assurance that the Fund will achieve its investment objectives.


      The Fund will normally invest at least 65% of its net assets in investment grade fixed income securities which are rated, at the time of purchase, BBB or better by Standard & Poor's Ratings Group ("S&P"), Baa or better by Moody's Investors Service, Inc. ("Moody's") or, if unrated, are determined by the Investment Manager to be of comparable quality. The Fund may also invest up to 35% of its assets in fixed income securities rated BB, B, or CCC by S&P or Ba, B, or Caa by Moody's or, if unrated, securities determined by the Investment Manager to be of comparable quality and may invest in other securities (including common stocks, warrants, options and securities convertible into common stock), when such investments are consistent with its investment objectives or are acquired as part of a unit consisting of a combination of fixed income securities and other securities. The Fund currently expects to invest predominately in the United States, Europe, Latin America, and the Pacific Rim. The Fund will normally invest in at least three different countries, but may invest in fixed income securities of only one country for temporary defensive purposes. Pending investment or for temporary defensive purposes, the Fund may commit all or any portion of its assets to cash (U.S. dollars and/or foreign currencies) or invest in money market instruments of U.S. and foreign issuers, including repurchase agreements. In seeking to achieve the Fund's investment objectives, the Investment Manager bases its investment decisions on fundamental market attractiveness, interest rates and trends, currency trends, and credit quality.


      The Investment Manager undertakes several measures in seeking to achieve the Fund's objectives:

      o First, the fixed income securities purchased by the Fund will be primarily rated at the time of purchase in the top four categories by S&P or Moody's or, if unrated, are determined by the Investment Manager to be of comparable quality. Ratings are not a guarantee of quality and ratings can change after a security is purchased by the Fund. Moreover, securities rated Baa by Moody's are deemed by that rating agency to have speculative characteristics.

      o Second, the Investment Manager actively manages the average maturity of the Fund's portfolio in response to expected interest rate movements in pursuit of capital appreciation or to protect against depreciation. Debt securities generally change in value inversely to changes in interest rates. Increases in interest rates generally cause the market values of debt securities to decrease, and vice versa. Movements in interest rates typically have a greater effect on the prices of longer term bonds than on those with shorter maturities. When anticipating a decline in interest rates, the Investment Manager will attempt to lengthen the portfolio's maturity to capitalize on the appreciation potential of such securities. Conversely, when anticipating rising rates, the Investment Manager will seek to shorten the Fund's maturity to protect against capital depreciation. The Fund's portfolio may consist of securities with long, intermediate, and short maturities. Consistent with seeking to maximize current income, the proportion invested in each category can be expected to vary depending upon the Investment Manager's evaluation of the market outlook.

      o Third, the Investment Manager may employ certain investment techniques to seek to reduce the Fund's exposure to risks involving foreign currency exchange rates. An increase in the value of a foreign currency relative to the U.S. dollar (the dollar weakens) will increase the U.S. dollar value of securities denominated in that foreign currency. Conversely, a decline in the value of a foreign currency relative to the U.S. dollar (the dollar strengthens) causes a decline in the U.S. dollar value of these securities. The percentage of the Fund's investments in foreign securities that will be hedged back to the U.S. dollar will vary depending on anticipated trends in currency prices and the relative attractiveness of such techniques and other strategies.

      There is, of course, no guarantee that these investment strategies will accomplish their objectives.

U.S. AND FOREIGN GOVERNMENT SECURITIES

      The U.S. Government securities in which the Fund may invest include direct obligations of the U.S. Government (such as U.S. Treasury bills, notes and bonds) and obligations issued by U.S. Government agencies and instrumentalities. Agencies and instrumentalities include executive departments of the U.S. Government and independent Federal organizations supervised by Congress. The types of support for these obligations can range from the full faith and credit of the United States (for example, U.S. Treasury securities) to the creditworthiness of the issuer (for example, securities of the Federal National Mortgage Association, Federal Home Loan Mortgage Corporation and the Tennessee Valley Authority). In the case of obligations not backed by the full faith and credit of the United States, the Fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Accordingly, these securities may involve more risk than securities backed by the U.S. Government's full faith and credit.

      The foreign government securities in which the Fund invests include obligations issued or supported by national, state or provincial governments or similar political subdivisions or obligations of supranational agencies, such as the International Bank for Reconstruction and Development (the World Bank). Supranational agencies rely on funds from participating countries, often including the United States, from which they must request funds. Such requests may not always be honored. See "Risk Factors and Special Considerations--Foreign Investments."

SECURITIES OF PRIVATE ISSUERS

      The securities of U.S. and foreign private issuers in which the Fund invests may be denominated in U.S. dollars or other currencies, including obligations of U.S. and foreign issuers payable in U.S. dollars outside the United States ("Euros") and obligations of foreign issuers payable in U.S. dollars and issued in the United States ("Yankees"). The securities of private issuers may include corporate bonds, notes and commercial paper, as well as certificates of deposit, time deposits, bankers' acceptances and other obligations of U.S. banks and their branches located outside the United States, U.S. branches of foreign banks, foreign branches of foreign banks and U.S. agencies of foreign banks and wholly owned banking subsidiaries of foreign banks located in the United States. The securities of private issuers also may include common stocks and other equity securities such as warrants, options and securities convertible into common stock, when such investments are consistent with the Fund's investment objectives or are acquired as part of a unit consisting of fixed income and equity securities. See "Risk Factors and Special Considerations--Foreign Investments."

FIXED INCOME SECURITIES

      The Fund will normally invest at least 65% of its net assets in investment grade fixed income securities. Securities rated BBB or better by S&P or Baa or better by Moody's are investment grade but Moody's considers securities rated Baa to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for issuers of such securities to make principal and income payments than is the case for higher-rated securities. The Fund also may invest up to 35% of its assets in fixed income securities rated below investment grade but not lower than CCC by S&P or Caa by Moody's. These securities are deemed by those agencies to be in poor standing and predominantly speculative; the issuers may be in default on such securities or deemed without capacity to make scheduled payments of income or repay principal, involving major risk exposure to adverse conditions. The Fund is also permitted to purchase fixed income securities that are not rated by S&P or Moody's but that the Investment Manager determines to be of comparable quality to that of rated securities in which the Fund may invest. Such securities are included in percentage limitations applicable to the comparable rated securities. Investors should be aware of and should consider the negative impact on a portfolio of fixed income securities of a rise in market interest rates. See "Risk Factors and Special Considerations--Fixed Income Securities."

PREFERRED SECURITIES

      The fixed income securities in which the Fund may invest includes preferred share issues of U.S. and foreign companies. Such securities involve greater risk of loss of income than debt securities because issuers are not obligated to pay dividends. In addition, preferred securities are subordinate to debt securities, and are more subject to changes in economic and industry conditions and in the financial conditions of the issuers of such securities.

CONVERTIBLE SECURITIES

      The Fund may invest in convertible securities which are bonds, debentures, notes, preferred stocks or other fixed income securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest generally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

      The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value and generally the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. In addition, a convertible security will sell at a premium over its conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security. The Fund will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock when, in the Investment Manager's opinion, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objectives. Otherwise, the Fund may hold or trade convertible securities. In selecting convertible securities for the Fund, the Investment Manager evaluates the investment characteristics of the convertible security as a fixed income instrument and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the Investment Manager considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

OTHER INVESTMENT PRACTICES

      Hedging and Income Strategies. The Fund may purchase call options on securities that the Investment Manager intends to include in the Fund's portfolio in order to fix the cost of a future purchase or to attempt to enhance return by, for example, participating in an anticipated price increase of a security. The Fund may purchase put options to hedge against a decline in the market value of securities held in the Fund's portfolio or to attempt to enhance return. The Fund may write (sell) covered put and call options on securities in which it is authorized to invest. The Fund may purchase and write straddles, purchase and write put and call options on bond indexes, and take positions in options on foreign currencies to hedge against the risk of foreign exchange rate fluctuations on foreign securities the Fund holds in its portfolio or that it intends to purchase. The Fund may purchase and sell interest rate futures contracts, bond index futures contracts and foreign currency futures contracts, and may purchase put and call options and write covered put and call options on such contracts.


      The Fund may enter into forward currency contracts to set the rate at which currency exchanges will be made for contemplated or completed transactions. The Fund may also enter into forward currency contracts in amounts approximating the value of one or more portfolio positions to fix the U.S. dollar value of those positions. For example, when the Investment Manager believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The Fund has no specific limitation on the percentage of assets it may commit to foreign currency exchange contracts, except that it will not enter into a forward contract if the amount of assets set aside to cover the contract would impede portfolio management.

      Strategies with options, financial futures, and forward currency contracts may be limited by market conditions, regulatory limits and tax considerations, and the Fund may not employ any of the strategies described above. There can be no assurance that any strategy used will be successful. The loss from investing in futures transactions is potentially unlimited. Options and futures may fail as hedging techniques in cases where price movements of the securities underlying the options and futures do not follow the price movements of the portfolio securities subject to the hedge. Gains and losses on investments in options and futures depend on the Investment Manager's ability to predict correctly the direction of stock prices, interest rates, and other economic factors. In addition, the Fund will likely be unable to control losses by closing its position where a liquid secondary market does not exist and there is no assurance that a liquid secondary market for hedging instruments will always exist. It also may be necessary to defer closing out hedged positions to avoid adverse tax consequences. The percentage of the Fund's assets segregated to cover its obligations under options, futures, or forward currency contracts could impede effective portfolio management or meeting other current obligations. See "The Fund's Investment Program-Options, Futures and Forward Currency Contract Strategies" in the SAI.


      Repurchase Agreements. The Fund may enter into repurchase agreements with U.S. banks or dealers involving securities in which the Fund is authorized to invest. A repurchase agreement is an instrument under which the Fund purchases securities from a bank or dealer and simultaneously commits to resell the securities to the bank or dealer at an agreed upon date and price. The Fund's custodian maintains custody of the underlying securities until their repurchase; thus the obligation of the bank or dealer to pay the repurchase price is, in effect, secured by such securities. The Fund's risk is limited to the ability of the seller to pay the agreed upon amount on the repurchase date; if the seller defaults, the security constitutes collateral for the seller's obligation to pay. If, however, the seller defaults and the value of the collateral declines, the Fund may incur loss and expenses in selling the collateral. To attempt to limit the risk in engaging in repurchase agreements, the Fund enters into repurchase agreements only with banks and dealers believed by the Investment Manager to present minimum credit risks in accordance with guidelines established by the Board.

      Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements. In such agreements, the Fund sells the underlying security to a creditworthy securities dealer or bank and the Fund agrees to repurchase it at an agreed-upon date and price reflecting a market rate of interest. Such agreements are considered to be borrowings and involve leveraging which is speculative and increases both investment opportunity and investment risk. When the Fund enters into reverse repurchase agreements, its custodian will set aside in a segregated account cash or liquid securities whose value is marked to the market daily with a market value at least equal to the repurchase price. If necessary, assets will be added to the account daily so that the value of the account will not be less than the amount of the Fund's purchase commitment. Such agreements are subject to the risk that the benefit of purchasing a security with the proceeds of the sale by the Fund will be less than the cost to the Fund of transacting the reverse repurchase agreement. Such agreements will be entered into when, in the judgment of the Investment Manager, the risk is justified by the potential advantage of total return.


      Leverage. From time to time the Fund borrows money from banks (including its custodian bank), engages in reverse repurchase agreements and issues senior securities, which may include debt and preferred stock, to purchase and carry securities and pays interest thereon. These practices are referred to as leverage, are speculative, and increase both investment opportunity and investment risk. If the investment income on securities purchased with leverage exceeds the interest paid on the leverage, the Fund's income will be correspondingly higher. If the investment income fails to cover the Fund's costs, including interest on leverage, or if there are losses, the net asset value of the Fund's shares will decrease faster than would otherwise be the case. When the Fund is leveraged, the 1940 Act requires the Fund to have asset coverage of at least 200% for preferred securities it has issued and 300% for its borrowings or the debt securities it has issued. Interest on money borrowed is an expense the Fund would not otherwise incur, and it may therefore have little or no investment income during periods of substantial borrowings.


      Use of leverage by the Fund would increase the Fund's total return to shareholders if the Fund's returns on its investments out of the proceeds of such leverage exceed the cost of such leverage. Although there can be no assurance that the use of leverage will be successful, the Investment Manager believes the ability to employ leverage may potentially increase yields and total returns. See "Risk Factors and Special Considerations -- Leverage."


      The Fund has a committed bank line of credit and the interest rate is equal to the Federal Reserve Funds Rate plus 1.00 percentage points. At December 31, 1997, there was no balance outstanding. For the six months ended December 31, 1997, the weighted average interest rate was 6.40% based on the balances outstanding from the line of credit and reverse repurchase agreements during the period and the weighted average amount outstanding was $7,679,271 or 20.9% of the Fund's weighted average total assets.


      Private Placements and Rule 144A Securities. The Fund may purchase securities in private placements or pursuant to the Rule 144A exemption from Federal registration requirements. Because an active trading market may not exist for such securities, the sale of such securities may be subject to delay and greater discounts than the sale of registered securities. Investing in such securities could have the effect of increasing the level of Fund illiquidity to the extent that qualified institutional buyers become less interested in buying these securities.

      When-Issued Securities. The Fund may purchase securities on a "when-issued" basis. In such transactions delivery and payment occur at a date subsequent to the date of the commitment to make the purchase. Although the Fund will enter into when-issued transactions with the intention of acquiring the securities, the Fund may sell the securities prior thereto for investment reasons, which may result in a gain or loss. Acquiring securities in this manner involves a risk that yields available on the delivery date may be higher than those received in such transactions, as well as the risk of price fluctuation. When the Fund purchases securities on a when-issued basis, its custodian will set aside in a segregated account cash or liquid securities whose value is marked to the market daily with a market value at least equal to the amount of the commitment. If necessary, assets will be added to the account daily so that the value of the account will not be less than the amount of the Fund's purchase commitment. Failure of the issuer to deliver the security may result in the Fund incurring a loss or missing an opportunity to make an alternative investment.


      Lending. Pursuant to an agency arrangement with an affiliate of its custodian, the Fund may lend portfolio securities or other assets through such affiliate for a fee to other parties. The Fund's agreement requires that the loans be continuously secured by cash, securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or any combination of cash and such securities, as collateral equal at all times to at least the market value of the assets lent. Including such collateral as part of the Fund's total assets, the securities on loan are not to exceed one-third of its total assets. There are risks to the Fund of delay in receiving additional collateral and risks of delay in recovery of, and failure to recover, the assets lent should the borrower fail financially or otherwise violate the terms of the lending agreement. Loans will be made only to borrowers deemed to be of good standing. Any loan made by the Fund will provide that it may be terminated by either party upon reasonable notice to the other party.


      Portfolio Turnover. Given the investment objectives of the Fund, the rate of portfolio turnover will not be a limiting factor when the Investment Manager deems changes in the composition of the portfolio appropriate, and the investment strategy pursued by the Fund therefore includes the possibility of short term transactions. The Fund's portfolio turnover rate will vary from year to year depending on world market conditions. For the fiscal years ended June 30, 1997 and 1996, the portfolio's turnover rate was 475% and 585%, respectively. Higher portfolio turnover involves correspondingly greater transaction costs and increases the potential for short term capital gains and taxes. See "Dividends, Distributions and Taxes."

      Illiquid Securities. The Fund may invest without limit in illiquid securities, including securities with legal or contractual conditions or restrictions on resale. Investing in such securities entails certain risks. The primary risk is that the Fund may not be able to dispose of a security at the desired price at the time it wishes to make such disposition. In addition, such securities often sell at a discount from liquid and freely tradable securities of the same class or type, although they are also usually purchased at an equivalent discount which enhances yield while the securities are held by the Fund. Such securities may also be more difficult to price accurately.

      Other Information. The Fund is not obligated to deal with any particular broker, dealer or group thereof. Certain broker/dealers that the Investment Manager and its affiliates do business with may, from time to time, own more than 5% of the publicly traded Class A non-voting Common Stock of Bull & Bear Group, Inc., the parent of the Investment Manager, and may provide clearing services to Bull & Bear Securities, Inc., a broker/dealer affiliate of the Investment Manager.

      The Fund's primary investment objective of providing a high level of income is fundamental and may not be changed without shareholder approval. The Fund is also subject to certain investment restrictions, set forth in the SAI, that are fundamental and cannot be changed without shareholder approval. The Fund's secondary investment objective of capital appreciation and the other investment policies described herein, unless otherwise stated, are not fundamental and may be changed by the Directors without shareholder approval.

                           THE INVESTMENT MANAGER

      The Investment Manager acts as general manager of the Fund, being responsible for the various functions assumed by it, including the regular furnishing of advice with respect to portfolio transactions. The Investment Manager manages the investment and reinvestment of the assets of the Fund, subject to the control and oversight of the Directors. The Investment Manager is authorized to place portfolio transactions with Bull & Bear Securities, Inc., an affiliate of the Investment Manager, and may allocate brokerage transactions by taking into account the sale of shares of the Fund and other affiliated investment companies. The Investment Manager may also allocate portfolio transactions to broker/dealers that remit a portion of their commissions as a credit against the Fund's expenses. For its services, the Investment Manager receives an investment management fee, payable monthly, based on the average weekly net assets of the Fund, at the annual rate of 7/10 of 1% of the first $250 million, 5/8 of 1% from $250 million to $500 million, and 1/2 of 1% over $500 million. From time to time, the Investment Manager may reimburse all or part of this fee to improve the Fund's yield and total return. The Investment Manager provides certain administrative services to the Fund at cost. During the fiscal year ended June 30, 1997, the investment management fees paid by the Fund represented 0.70% of its average daily net assets. The Investment Manager is a wholly owned subsidiary of Bull & Bear Group, Inc. ("Group"). Group, a publicly owned company whose securities are listed and traded on the NASDAQ Stock Market, is a New York based manager of mutual funds and discount brokerage services. Bassett S. Winmill may be deemed a controlling person of Group and, therefore, may be deemed a controlling person of the Investment Manager. The address of the Investment Manager is 11 Hanover Square, New York, New York 10005.

      The Fund's Portfolio Manager is Steven A. Landis. Mr. Landis has been principally responsible for the Fund's portfolio investment decisions since April 1995 and is also Senior Vice President and a member of the Investment Policy Committee of the Investment Manager with overall responsibility for the Bull & Bear fixed income funds. Mr. Landis was formerly Associate Director - Proprietary Trading at Barclays De Zoete Wedd Securities Inc. from 1993 to 1995 and was Director, Bond Arbitrage at WG Trading Company from 1992 to 1993.

                         DIVIDEND REINVESTMENT PLAN

      The Directors have adopted a Dividend Reinvestment Plan (the "Plan"). Under the Plan, each dividend and capital gain distribution, if any, declared by the Fund on outstanding shares will, unless elected otherwise by each shareholder by notifying the Fund in writing at any time prior to the record date for a particular dividend or distribution, be paid on the payment date fixed by the Directors in additional shares in accordance with the following: whenever the Market Price (as defined below) per share is equal to or exceeds the net asset value per share at the time shares are valued for the purpose of determining the number of shares equivalent to the cash dividend or capital distribution (the "Valuation Date"), participants will be issued additional shares equal to the amount of such dividend by the Fund's net asset value per share. Whenever the Market Price per share is less than such net asset value on the Valuation Date, participants will be issued additional shares equal to the amount of such dividend divided by the Market Price. The Valuation Date is the dividend or distribution payment date or, if that date is not an American Stock Exchange trading day, the next trading day. For all purposes of the Plan:
(a) the Market Price of the shares on a particular date shall be the average closing market price on the five trading days the shares traded ex-dividend on the Exchange prior to such date or, if no sale occurred on the Exchange prior to such date, then the mean between the closing bid and asked quotations for the shares on the Exchange on such date, and (b) net asset value per share on a particular date shall be as determined by or on behalf of the Fund. Upon a shareholder's request to receive a certificate for shares, a certificate will be issued for such shares in whole share amounts and fractional share amounts will be paid in cash. There are no sales or other charges in connection with the reinvestment of dividends and capital gain distributions. There can be no assurance that the Fund will pay any dividends or distribute any realized capital gains.

      Investors Fiduciary Trust Company (the "Transfer Agent") maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Transfer Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan, unless otherwise requested by a shareholder.

      In the case of shareholders such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Transfer Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who participate in the Plan.

      There is no charge to participants for reinvesting dividends or capital gain distributions payable in either stock or cash. The Transfer Agent's fees for handing the reinvestment of such dividends and capital gain distributions are paid by the Fund. There are no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gain distributions payable in stock or in cash. However, each participant bears a pro rata share of brokerage commissions incurred with respect to open market purchases in connection with the reinvestment of dividends or capital gain distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any income tax which may be payable on such dividends or distributions.


      Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan with respect to any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 30 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Transfer Agent on at least 30 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Transfer Agent at P.O. Box 419507, Kansas City, MO 64141.


                                   TAXES


      The Fund has qualified and intends to continue to qualify as a "regulated investment company" under Subchapter M of the Code. If the Fund complies with certain income, asset diversification and distribution requirements, the Fund will be relieved of federal income tax on that part of its net investment income and realized capital gain which it distributes to its shareholders.


      To qualify as a regulated investment company, the Fund must meet certain complex tests. The loss of such status would result in the Fund being subject to federal income tax on its taxable income and gain without regard to dividends and distributions paid to shareholders.


      Dividends out of net investment income and distributions of net realized short-term capital gain are taxable to the recipient shareholders as ordinary income whether paid in cash or additional shares. In the case of corporate shareholders, such dividends and distributions are unlikely to be eligible for the 70% dividends received deduction, since the Fund does not anticipate investing substantially in stocks of domestic corporations. Distributions out of net capital gain (the excess of net long term capital gain over net short term capital loss) of which shareholders will be notified are taxable to the recipient as long-term capital gain (whether paid in cash or additional shares and regardless of the recipient's holding period), taxable at a maximum rate of 28% or 20% depending on the Fund's holding period for the assets sold that generated such net capital gain. Distributions out of net capital gain will not be eligible for the 70% corporate dividends received deduction. Shareholders receiving distributions in the form of additional shares will have a cost basis in each share received equal to the fair market value of a share of the Fund on the distribution date.


      Generally, dividends paid by the Fund are treated as received in the taxable year in which the distribution is made. However, any dividend declared by the Fund in October, November or December of any calendar year, payable to shareholders of record on a specified date in such month and actually paid during January of the following year, will be treated as received by shareholders on December 31 of the year in which declared.


      If the Fund has net capital gain, the Fund reserves the authority to retain and not distribute all or part of such net capital gain in any year. If an amount of net capital gain is not distributed, a shareholder must include in taxable income as long-term capital gain his share of such amount. However, the Fund will pay the taxes imposed on any such un-distributed net capital gain and such shareholder will receive a credit or refund for taxes on his share of such amount. If, for any year, the total distributions exceed the Fund's current and accumulated earnings and profits, the excess will generally be treated as a tax-free return of capital (up to the amount of such shareholder's tax basis in his shares).
The amount treated as a tax-free return of capital will reduce the shareholder's adjusted basis in his shares, thereby increasing his potential gain (or decreasing his potential loss) on the sale of his shares. In the event the Fund distributes amounts in excess of its net investment income and net realized capital gain, such distributions will decrease the Fund's total assets and, therefore, will have the likely effect of increasing the Fund's expense ratio. Dividends and other distributions may also be subject to state, local or foreign taxes.

      The Fund will be required to backup withhold an amount equal to 31% of a shareholder's dividend or distribution of net capital gain or the proceeds of a redemption unless such shareholder furnishes the Fund with his taxpayer identification number (a social security number in the case of an individual) and certifies that the number is correct and that he has not been notified by the Internal Revenue Service that he is subject to backup withholding.


      In order to make distributions, the Fund may be required to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action. Such sales, if they involve stocks and securities held for less than three months, could also adversely affect the Fund's status as a regulated investment company since, in order for the Fund to qualify as a regulated investment company, for each taxable year, less than 30% of the Fund's gross income must be derived from gain realized on the sale or other disposition of stocks or securities held for less than three months. Under recently enacted tax legislation, the requirement described in the preceding sentence regarding stocks and securities held for less than three months will no longer apply to the Fund for its tax years beginning after June 30, 1998.


      A notice detailing the amounts and tax status of dividends and distributions paid by the Fund, the amount of undistributed net capital gain (if any) and the portions of the Fund's distributions of net capital gain (if any) that are subject to the 28% and 20% maximum tax rates will be mailed annually to the Fund's shareholders.

      The sale of shares (including transfers in connection with a redemption or repurchase of shares) will be a taxable transaction for federal income tax purposes. Selling shareholders will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the shares and the amount received. If such shares are held as a capital asset, the gain or loss will be a capital gain or loss and will be long-term if such shares have been held for more than one year. In the case of non-corporate shareholders, such long-term capital gain or loss will be taxed at a maximum rate of (i) 28% if such shares were held for more than one year but not more than 18 months or (ii) 20% if such shares were held for more than 18 months. Capital gains or losses realized upon the sale of shares held for one year or less will be taxed at ordinary income tax rates. Capital gains or losses recognized by corporate shareholders are subject to tax at the ordinary income tax rates applicable to corporations. Shareholders should consult their own tax advisors regarding the availability and effect of a certain tax election to mark-to-market shares held on January 1, 2001. A loss on the sale of Fund shares that were held for six months or less will be treated as a long-term (rather than a short-term) capital loss to the extent the selling shareholder received any distributions of net capital gain attributable to those shares.


      The foregoing is a general and abbreviated summary of the provisions of the Code applicable to an investment in the Fund. Dividends and distributions declared by the Fund may also be subject to state, local or foreign taxes. Prior to investing in shares of the Fund, prospective shareholders are urged to consult their tax advisors concerning the federal, state, local or foreign tax consequences of such investment.

                            REPURCHASE OF SHARES

      The Fund is a closed-end, management investment company and as such its shareholders do not have the right to redeem their shares. The Fund may repurchase its shares from time to time if and when the Fund deems such a repurchase advisable, although the Fund does not currently intend to repurchase shares and no assurance can be given that the Fund will decide to repurchase shares in the future, or, if undertaken, that such repurchases will reduce any market discount that may develop. Pursuant to the 1940 Act, the Fund may repurchase shares on a securities exchange (provided that the Fund has informed the shareholders within the preceding six months of its intention to repurchase such shares) or as otherwise permitted in accordance with Rule 23c-1 under the 1940 Act. Under that Rule, certain conditions must be met regarding, among other things, distribution of net income from the preceding fiscal year, identity of the seller, price paid, brokerage commissions, prior notice to the shareholders of an intention to purchase shares and purchasing in a manner and on a basis which does not discriminate unfairly against the other shareholders through their interest in the Fund. While the Fund does not currently intend to repurchase shares, its officers and directors and the Investment Manager and its affiliates may do so from time to time.


      Shares repurchased by the Fund will constitute authorized and unissued shares of the Fund available for reissuance. The Fund may incur debt to finance share repurchase transactions. Any gain in the value of the investments of the Fund during the term of the borrowing that exceeds the interest paid on the amount borrowed would cause the net asset value of its shares to increase more rapidly than in the absence of borrowing. Conversely, any decline in the value of the investments of the Fund would cause the net asset value of the Shares to decrease more rapidly than in the absence of borrowing. Borrowing money thus creates an opportunity for greater capital gain at the risk of greater exposure to capital loss.


      When the Fund repurchases its shares for a price below their net asset value, the net asset value of those shares that remain outstanding will be enhanced, but this does not necessarily mean that the market price of those outstanding shares will be affected, either positively or negatively. Further, interest on borrowings to finance share repurchase transactions will reduce the net income of the Fund except to the extent the gross income attributed to such shares exceeds the costs of such borrowings.

      The Fund does not currently have an established tender offer program or an established schedule for considering tender offers. No assurance can be given that the Directors will decide to undertake any tender offers in the future, or if undertaken, that a tender offer would affect the market price of the Fund's shares.

                               CAPITAL STOCK


      The Fund's Articles of Incorporation (the "Charter") were filed on December 12, 1996. The Fund is authorized to issue up to twenty million (20,000,000) shares ($.01 par value). The Directors can reclassify unissued shares as preferred stock with such terms and conditions as determined by the Directors. The following description relates to the issued and outstanding shares of common stock of the Fund and is subject to the terms and conditions of any such preferred stock, if and when issued. The Fund's stock is fully paid and non-assessable. In case of dissolution or other liquidation of the Fund, shareholders will be entitled to receive ratably per share the net assets of the Fund. Shareholders vote for Directors with each share entitled to one vote. Each share of common stock entitles the holder to one vote for all purposes. Shares have no preemptive rights.

      Anti-Takeover Provisions. The Fund presently has provisions in its Charter and By-Laws (collectively, the "Governing Documents") which could have the effect of limiting (i) the ability of other entities or persons to acquire control of the Fund, (ii) the Fund's freedom to engage in certain transactions, or (iii) the ability of the Fund's directors or shareholders to amend the Governing Documents or effectuate changes in the Fund's management. These provisions of the Governing Documents of the Fund may be regarded as "anti-takeover" provisions. The Directors are divided into five classes, each having a term of five years (except, to ensure that the term of a class of the Fund's directors expires each year, the first class of the Fund's directors will serve an initial one-year term and five-year terms thereafter, the second class of its directors will serve an initial two-year term and five-year terms thereafter, the third class will serve an initial three-year term and five-year terms thereafter, and the fourth class will serve an initial four-year term and five-year terms thereafter). Each year the term of one class of directors will expire. Accordingly, only those directors in one class may be changed in any one year, and it would require three years to change a majority of the Directors. Such system of electing directors may have the effect of maintaining the continuity of management and, thus, make it more difficult for the shareholders of the Fund to change the majority of directors. A director of the Fund may be removed only with cause by a vote of eighty percent (80%) of the shares then entitled to vote for the election of directors. In addition, the affirmative vote of the holders of 80% of the outstanding shares of the Fund is required to authorize its conversion from a closed-end to an open-end investment company, unless previously approved by a majority of the Continuing Directors (defined as the initial Directors of the Fund and directors whose election is approved by a majority of the Continuing Directors then on the Board), in which event such conversion would require the affirmative vote of the holders of a majority of votes entitled to be cast thereon. In addition, the affirmative vote of the holders of 80% of the outstanding shares of the Fund (other than shares held by any interested stockholder or any affiliate thereof) is required to authorize any business combination or certain issuance of securities and sale or transfer of assets, unless approved by the vote of at least a majority of the Continuing Directors, in which case the affirmative vote of the holders of at least a majority of the votes entitled to be cast by holders of voting stock (including votes of voting stock held by any interested stockholder or affiliate thereof) is required. Reference is made to the Governing Documents, on file with the SEC, for the full text of these provisions.

      Except as otherwise provided in the Charter and notwithstanding any other provision of the Maryland General Corporation Law to the contrary, any action submitted to a vote by stockholders requires the affirmative vote of at least 80% of the outstanding shares of all classes of voting stock, voting together, in person or by proxy at a meeting at which a quorum is present, unless such action is previously approved by the vote of a majority of the Continuing Directors, in which case such action requires
(A) if applicable, the proportion of votes required by the 1940 Act, or (B) the lesser of (1) a majority of all the votes entitled to be cast on the matter with the shares of all classes of voting stock voting together, or
(2) if such action may be taken or authorized by a lesser proportion of votes under applicable law, such lesser proportion. In the absence of action by the Continuing Directors to remove the foregoing 80% requirement, such requirement would have the effect of making it very difficult for stockholders to elect Directors or modify the composition of the Board. The Fund has elected not to be governed by any provision of Section 3-602 of Subtitle 6 of the Maryland General Corporation Law relating to voting requirements in certain business combinations.


      The provisions of the Governing Documents described above could have the effect of depriving owners of shares in the Fund of opportunities to sell their shares at a premium over prevailing market prices, by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party, unless approved by the Directors.

      Set forth below is information with respect to the Common Stock as of December 31, 1997:


                             Amount Held by Fund
        Amount Authorized     For Its Own Account    Amount Outstanding


        20,000,000 Shares         0 Shares               3,094,983


      The number of shares outstanding as of December 31, 1997, adjusted to give effect to the issuance of all the Shares pursuant to the Offer, including up to 25% of the Shares available for issuance pursuant to the Over-Subscription Privilege, would be 5,065,568.

      The Fund's shares are listed and traded on the American Stock Exchange. The average weekly trading volume of the Common Stock on the American Stock Exchange from February 7, 1997 through December 31, 1997 was 29,811 shares. The following table sets forth for the quarters indicated the high and low sales prices on the American Stock Exchange per share of Common Stock and the net asset value and the premium or discount from net asset value at which the Common Stock was trading, expressed as a percentage of net asset value, at each of the high and low sales prices provided.


                                              Quarterly
                                               Trading                   Premium(Discount)
Quarter Ended                 Market Price     Volume    Net Asset Value  to Net Asset
Value(%)                       High    Low   (thousand)    High    Low     High     Low


March 31, 1997............... $8 3/8  $6 7/8     295       $8.32  $8.36   0.7%   (17.8)%
June 30, 1997................  9 1/16  6 3/4     520        8.43   8.22   7.5%   (17.9)%
September 30, 1997...........  9 1/4   8 3/16    321        8.41   8.39  10.0%    (2.4)%
December 31, 1997............  9 1/4   7 1/2     265        8.52   7.83   8.6%    (4.2)%
March 31, 1998...............  8 9/16  7 13/16   327        7.89   7.82   8.5%    (0.1)%




        The last reported net asset value per share of Common Stock at the close of business on April 24, 1998 (the last trading date on which the Fund publicly reported its net asset value prior to the announcement of the Offer) )and May 1, 1998 (the last trading date on which the Fund publicly reported its net asset value prior to the date of this Prospectus) was $7.85 and $7.86, respectively, and the last reported sale price of a share of the Fund's Common Stock on that exchange on those dates was $8.00 and $8.1875, respectively.


          CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

      Investors Fiduciary Trust Company, P.O. Box 419507, Kansas City, MO 64141, acts as custodian of the Fund's assets, performs certain accounting services for the Fund, and acts as the Fund's transfer and dividend disbursing agent.

                         DISTRIBUTION ARRANGEMENTS

      First Albany Corporation, located at 53 State Street, Boston, Massachusetts 02109, will act as Dealer Manager for the Offer. Under the terms and subject to the conditions contained in a Dealer Manager Agreement, the Dealer Manager will provide financial advisory services and marketing assistance in connection with the Offer and will solicit the exercise of Rights by Record Date Shareholders. The Offer is not contingent upon any number of Rights being exercised. The Fund has agreed to pay the Dealer Manager a fee for financial advisory and marketing services equal to 1.625% of the Subscription Price per Share for shares issued upon exercise of the Rights and the Over-Subscription Privilege and to pay broker-dealers, including the Dealer Manager, fees for their soliciting efforts ("Soliciting Fees") of 2.375% of the Subscription Price per Share for each Share issued upon exercise of the Rights and the Over-Subscription Privilege. Soliciting Fees will be paid to the broker-dealer designated on the applicable portion of the Subscription Certificates, or if no broker-dealer is so designated, to the Dealer Manager.

      The Fund has also agreed to reimburse the Dealer Manager up to $100,000 for its reasonable expenses incurred in connection with the Offer. The Fund has agreed to indemnify the Dealer Manager or to contribute for losses arising out of certain liabilities including liabilities under the Securities Act. The Dealer Manager Agreement also provides that the Dealer Manager will not be subject to any liability to the Fund in rendering the services contemplated by the Agreement except in instances involving the bad faith, willful misfeasance, or gross negligence of the Dealer Manager or the reckless disregard by the Dealer Manager of its obligations and duties under the Agreement.

      The Fund has agreed, subject to certain exceptions, not to offer or sell, or enter into any agreement to sell, any equity or equity related securities of the Fund or securities convertible into such securities for a period of 180 days after the date of the Dealer Manager Agreement without the prior consent of the Dealer Manager.

                               LEGAL MATTERS

      With respect to matters of United States law, the validity of the shares offered hereby will be passed on for the Fund by Skadden, Arps, Slate, Meagher & Flom LLP and its affiliated entities. Certain legal matters will be passed on for the Dealer Manager by Rogers & Wells LLP, New York, New York.

                                  EXPERTS

      The financial statements of the Fund as of June 30, 1997 have been incorporated by reference from the Annual Report of the Fund for the fiscal year ended June 30, 1997, which Annual Report is available without charge by calling the Fund at the number on the cover page of this Prospectus. Such financial statements have been prepared in reliance on the report of Tait, Weller & Baker, independent accountants, given on the authority of that firm as experts in accounting and auditing. Tait, Weller & Baker is located at Eight Penn Center, Suite 800, Philadelphia, PA 19103-2108.

                            FURTHER INFORMATION

      Further information concerning these securities and their issuer may be found in the Registration Statement of which this Prospectus constitutes a part on file with the Securities and Exchange Commission. The Commission maintains a World Wide Web site on the Internet at http://www.sec.gov that contains the Prospectus, material incorporated by reference and other information regarding registrants, such as the Fund, that file electronically with the Commission.


                             TABLE OF CONTENTS
                                     OF
                    STATEMENT OF ADDITIONAL INFORMATION

                                                                     Page
THE FUND'S INVESTMENT PROGRAM..........................................2
INVESTMENT RESTRICTIONS................................................9
OFFICERS AND DIRECTORS................................................10
THE INVESTMENT MANAGER................................................13
INVESTMENT MANAGEMENT AGREEMENT.......................................13
DETERMINATION OF NET ASSET VALUE......................................14
ALLOCATION OF BROKERAGE...............................................14
TAXES.................................................................15
REPORTS TO SHAREHOLDERS...............................................17
CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT.....................17
AUDITORS..............................................................17
FINANCIAL STATEMENTS..................................................18
APPENDIX A - DESCRIPTION OF BOND RATINGS.............................A-1



NO DEALER, SALESPERSON, OR OTHER PERSON
HAS BEEN AUTHORIZED TO GIVE ANY
INFORMATION OR TO MAKE ANY
REPRESENTATION NOT CONTAINED IN THIS
PROSPECTUS. IF GIVEN OR MADE, SUCH
INFORMATION OR REPRESENTATION MUST NOT
BE RELIED UPON AS HAVING BEEN AUTHORIZED
BY THE FUND, THE FUND'S INVESTMENT
MANAGER OR THE DEALER MANAGER. THIS
PROSPECTUS DOES NOT CONSTITUTE AN OFFER
TO SELL OR THE SOLICITATION OF AN OFFER
TO BUY ANY SECURITY OTHER THAN THE
SHARES OF COMMON STOCK OFFERED BY THIS
PROSPECTUS, NOR DOES IT CONSTITUTE AN
OFFER TO SELL OR THE SOLICITATION OF AN
OFFER TO BUY SHARES OF COMMON STOCK BY
ANYONE IN ANY JURISDICTION IN WHICH SUCH
OFFER OR SOLICITATION WOULD BE UNLAWFUL.
NEITHER THE DELIVERY OF THIS PROSPECTUS
NOR ANY SALE MADE HEREUNDER SHALL, UNDER
ANY CIRCUMSTANCES, CREATE AN IMPLICATION
THAT THERE HAS BEEN NO CHANGE IN THE                     BULL & BEAR
FACTS AS SET FORTH IN THE PROSPECTUS OR            GLOBAL INCOME FUND, INC.
IN THE AFFAIRS OF THE FUND SINCE THE
DATE HEREOF. HOWEVER, IF ANY MATERIAL
CHANGE OCCURS WHILE THIS PROSPECTUS IS
REQUIRED BY LAW TO BE DELIVERED, THIS
PROSPECTUS WILL BE AMENDED OR
SUPPLEMENTED ACCORDINGLY.


           ------------------


            TABLE OF CONTENTS                     1,576,468 SHARES OF
                                               COMMON STOCK ISSUABLE UPON
                                 PAGE        EXERCISE OF RIGHTS TO SUBSCRIBE
                                                   TO SUCH SHARES
Prospectus Summary ................1
Fee Table..........................8
Financial Highlights...............9
The Offer.........................11               ------------------
The Fund..........................18
Use of Proceeds...................19
Risk Factors and                                        PROSPECTUS
  Special Considerations..........19                    May 5, 1998
The Fund's Investment Program.....23
The Investment Manager............28
Dividend Reinvestment Plan........28              ------------------
Taxes.............................29
Repurchase of Shares..............30
Capital Stock.....................30
Custodian, Transfer Agent and                FIRST ALBANY CORPORATION
  Dividend Disbursing Agent.......32
Distribution Arrangements.........32
Legal Matters.....................32
Experts...........................32
Further Information...............33
Table of Contents of Statement
  of Additional Information.......33





                      BULL & BEAR GLOBAL INCOME FUND, INC.
                              11 Hanover Square
                              New York, NY 10005
                           Toll-free 1-888-847-4200

      Bull & Bear Global Income Fund, Inc. (the "Fund") is a diversified, closed-end management investment company organized as a Maryland corporation. Until February 7, 1997, the Fund was a diversified series of shares of Bull & Bear Funds II, Inc. (the "Corporation"), an open-end management investment company organized in 1974 as a Maryland corporation. Prior to October 29, 1993, the Corporation operated under the name Bull & Bear Incorporated. This Statement of Additional Information regarding the Fund is not a prospectus and should be read in conjunction with the Fund's prospectus dated May 5, 1998. The prospectus is available without charge upon written request to the Fund at 11 Hanover Square, New York, NY 10005, or by calling toll-free at 1-800-847-4200.


                         TABLE OF CONTENTS

                                                                     Page

THE FUND'S INVESTMENT PROGRAM..........................................2
INVESTMENT RESTRICTIONS................................................9
OFFICERS AND DIRECTORS................................................10
THE INVESTMENT MANAGER................................................13
INVESTMENT MANAGEMENT AGREEMENT.......................................13
DETERMINATION OF NET ASSET VALUE......................................14
ALLOCATION OF BROKERAGE...............................................14
TAXES.................................................................15
REPORTS TO SHAREHOLDERS...............................................17
CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT.....................17
AUDITORS..............................................................17
FINANCIAL STATEMENTS..................................................18
APPENDIX A - DESCRIPTION OF BOND RATINGS.............................A-1





                   Statement of Additional Information dated May 5, 1998



                       THE FUND'S INVESTMENT PROGRAM

      The following information supplements the information concerning the investment objectives, policies and limitations of the Fund found in the prospectus.

LOAN PARTICIPATIONS

      The Fund may invest in loan participations in which the Fund purchases from a lender a portion of a larger loan to a U.S. or foreign private or governmental entity. The Fund receives a portion of the amount due the lender, except for any servicing fees received by the lender. Investing in loan participations may enable the Fund to obtain undivided interests in loans that Bull & Bear Advisers, Inc. (the "Investment Manager") considers attractive, but which would not be available to the Fund otherwise. Although normally available without recourse to the lender, such loans may be backed by a letter of credit and may include the right to demand accelerated payment of principal and interest. Loan participations may be subject to credit risks of the borrower, the lender or both. Loans to foreign borrowers may involve risks not typically associated with domestic investments. The Fund has no current intention to engage in loan participations in excess of 5% of total net assets of the Fund.

COLLATERALIZED MORTGAGE OBLIGATIONS

      Collateralized Mortgage Obligations ("CMOs") are debt obligations collateralized by mortgage loans or mortgage pass-through securities. The CMOs in which the Fund invests are collateralized by GNMA certificates or other government mortgage-backed securities (such collateral are called mortgage assets). Multi-class pass-through securities are interests in trusts that are comprised of mortgage assets and that have multiple classes similar to those in CMOs. Unless the context indicates otherwise, references herein to CMOs include multi-class pass-through securities. Payments of principal and interest on the mortgage assets, and any reinvestment income thereon, provide the means to pay debt service on the CMOs or to make scheduled distributions on the multi-class pass-through securities. Principal prepayments on the mortgage assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Rising interest rates may cause prepayments to occur at a slower than expected rate, which is known as "extension risk". Extension risk may effectively change a security which was considered short or intermediate term at the time of purchase into a long term security. Long term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate term securities.

SHORT SALES

      The Fund may engage in short sales if it owns or, by virtue of its ownership of other securities, has the right to obtain securities equivalent in kind or amount. This investment technique is known as a short sale "against the box." In a short sale, the Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The Fund will not dispose of the securities underlying a short sale while a short sale is outstanding. The Fund intends to engage in short sales against the box for hedging purposes. The Investment Manager expects that the Fund will engage in short sales against the box as a hedge when the Investment Manager believes that the price of a security may decline. The Investment Manager currently anticipates that no more than 5% of the Fund's total assets would be involved in short sales against the box.

OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES

      Regulation of the Use of Options, Futures and Forward Currency Contract Strategies. As discussed in the prospectus, the Investment Manager may engage in certain options strategies to attempt to enhance return or for hedging purposes. The Investment Manager also may use securities index futures contracts, interest rate futures contracts, foreign currency futures contracts (collectively, "futures contracts" or "futures"), options on futures contracts and forward currency contracts for hedging purposes or in other circumstances permitted by the Commodity Futures Trading Commission ("CFTC"). Certain special characteristics of and risks associated with using these instruments are discussed below. In addition to the investment guidelines (described below) adopted by the Fund to govern investment in these instruments, use of options, forward currency contracts and futures by the Fund is subject to the applicable regulations of the Securities and Exchange Commission ("SEC"), the several options and futures exchanges upon which such instruments may be traded, the CFTC and the various state regulatory authorities.

      In addition to the products, strategies and risks described below and in the prospectus, the Investment Manager expects to discover additional opportunities in connection with options, futures and forward currency contracts. These new opportunities may become available as the Investment Manager develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new options, futures and forward currency contracts are developed. The Investment Manager may utilize these opportunities to the extent they are consistent with the Fund's investment objective, permitted by the Fund's investment limitations and permitted by the applicable regulatory authorities. The Fund's registration statement will be supplemented to the extent that new products and strategies involve materially different risks than those described below and in the prospectus.

      Cover for Options, Futures and Forward Currency Contract Strategies. The Fund will not use leverage in its options, futures and forward currency contract strategies. Accordingly, the Fund will comply with guidelines established by the SEC with respect to these strategies and will, when required, either (1) set aside cash or liquid assets in a segregated account with its custodian in the prescribed amount, or (2) hold securities, currencies or other options or futures contracts whose values are expected to offset ("cover") its obligations thereunder. Securities, currencies or other options or futures contracts used for cover and securities held in a segregated account cannot be sold or closed out while the strategy is outstanding, unless they are replaced with similar assets. As a result, there is a possibility that the use of cover or segregation involving a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

      Option Income and Hedging Strategies. The Fund may purchase and write
(sell) both exchange-traded options and options traded on the over-the-counter ("OTC") market. Currently, options on debt securities are primarily traded on the OTC market. Although many options on currencies are exchange-traded, the majority of such options currently are traded on the OTC market. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed, which, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its contra-party with no clearing organization guarantee. Thus, when the Fund purchases an OTC option, it relies on the dealer from which it has purchased the OTC option to make or take delivery of the securities or currencies underlying the option. Failure by the dealer to do so would result in the loss of any premium paid by the Fund as well as the loss of the expected benefit of the transaction.

      The Fund may purchase call options on securities (both equity and debt) that the Investment Manager intends to include in the Fund's portfolio in order to fix the cost of a future purchase. Call options also may be used as a means of enhancing returns by, for example, participating in an anticipated price increase of a security. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit the potential loss to the Fund to the option premium paid; conversely, if the market price of the underlying security increases above the exercise price and the Fund either sells or exercises the option, any profit eventually realized would be reduced by the premium paid.

      The Fund may purchase put options on securities in order to hedge against a decline in the market value of securities held in its portfolio or to attempt to enhance return. The put option enables the Fund to sell the underlying security at the predetermined exercise price; thus, the potential for loss to the Fund below the exercise price is limited to the option premium paid. If the market price of the underlying security is higher than the exercise price of the put option, any profit the Fund realizes on the sale of the security would be reduced by the premium paid for the put option less any amount for which the put option may be sold.

      The Fund may on certain occasions wish to hedge against a decline in the market value of securities held in its portfolio at a time when put options on those particular securities are not available for purchase. The Fund may therefore purchase a put option on other carefully selected securities, the values of which historically have a high degree of positive correlation to the value of such portfolio securities. If the Investment Manager's judgment is correct, changes in the value of the put options should generally offset changes in the value of the portfolio securities being hedged. However, the correlation between the two values may not be as close in these transactions as in transactions in which the Fund purchases a put option on a security held in its portfolio. If the Investment Manager's judgment is not correct, the value of the securities underlying the put option may decrease less than the value of the Fund's portfolio securities and therefore the put option may not provide complete protection against a decline in the value of the Fund's portfolio securities below the level sought to be protected by the put option.

      The Fund may write covered call options on securities in which it is authorized to invest for hedging or to increase return in the form of premiums received from the purchasers of the options. A call option gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the exercise price during or at the end of the option period. The strategy may be used to provide limited protection against a decrease in the market price of the security, in an amount equal to the premium received for writing the call option less any transaction costs. Thus, if the market price of the underlying security held by the Fund declines, the amount of such decline will be offset wholly or in part by the amount of the premium received by the Fund. If, however, there is an increase in the market price of the underlying security to a level in excess of the option's exercise price, and the option is exercised, the Fund would be obligated to sell the security at less than its market value. In addition, the Fund could lose the ability to participate in an increase in the value of such securities above the exercise price of the call option because such an increase would likely be offset by an increase in the cost of closing out the call option (or could be negated if the buyer chose to exercise the call option at an exercise price below the current market value).

      The Fund generally would give up the ability to sell any portfolio securities used to cover the call option while the call option was outstanding.

      The Fund also may write covered put options on securities in which it is authorized to invest. A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security at the exercise price during the option period. So long as the obligation of the writer continues, the writer may be assigned an exercise notice by the broker/dealer through whom such option was sold, requiring it to make payment of the exercise price against delivery of the underlying security. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options. If the put option is not exercised, the Fund will realize income in the amount of the premium received. This technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security would decline below the exercise price less the premiums received, in which case the Fund would expect to suffer a loss.

      The Fund may purchase put and call options and write covered put and call options on securities indexes in much the same manner as the more traditional securities options discussed above, except that index options may serve as a hedge against overall fluctuations in the securities markets (or a market sector) rather than anticipated increases or decreases in the value of a particular security. A securities index assigns values to the securities included in the index and fluctuates with changes in such values. Settlements of securities index options are effected with cash payments and do not involve delivery of securities. Thus, upon settlement of a securities index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the index. The effectiveness of hedging techniques using securities index options will depend on the extent to which price movements in the securities index selected correlate with price movements of the securities in which the Fund invests.

      The Fund may purchase and write covered straddles on securities indexes. A long straddle is a combination of a call and a put purchased on the same security where the exercise price of the put is less than or equal to the exercise price on the call. The Fund would enter into a long straddle when the Investment Manager believes that it is likely that securities prices will be more volatile during the term of the options than is implied by the option pricing. A short straddle is a combination of a call and a put written on the same security where the exercise price on the put is less than or equal to the exercise price of the call where the same issue of the security is considered "cover" for both the put and the call. The Fund would enter into a short straddle when the Investment Manager believes that it is unlikely that securities prices will be as volatile during the term of the options as is implied by the option pricing. In such case, the Fund will set aside cash or liquid assets in a segregated account with its custodian equivalent in value to the amount, if any, by which the put is "in-the-money," that is, that amount by which the exercise price of the put exceeds the current market value of the underlying security.

      Foreign Currency Options and Related Risks. The Fund may take positions in options on foreign currencies to hedge against the risk of foreign exchange rate fluctuations on foreign securities that the Fund holds in its portfolio or that it intends to purchase. For example, if the Fund enters into a contract to purchase securities denominated in a foreign currency, it could effectively fix the maximum U.S. dollar cost of the securities by purchasing call options on that foreign currency. Similarly, if the Fund held securities denominated in a foreign currency and anticipated a decline in the value of that currency against the U.S. dollar, the Fund could hedge against such a decline by purchasing a put option on the currency involved. The Fund's ability to establish and close out positions in such options is subject to the maintenance of a liquid secondary market. Although many options on foreign currencies are exchange-traded, the majority are traded on the OTC market. The Fund will not purchase or write such options unless, in the Investment Manager's opinion, the market for them is sufficiently liquid to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency. In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally.

      The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

      There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers and other market resources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (that is, less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets until they reopen.

      Special Characteristics and Risks of Options Trading. The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. If the Fund wishes to terminate its obligation to purchase or sell securities or currencies under a put or a call option it has written, the Fund may purchase a put or a call option of the same series (that is, an option identical in its terms to the option previously written); this is known as a closing purchase transaction. Conversely, in order to terminate its right to purchase or sell specified securities or currencies under a call or put option it has purchased, the Fund may sell an option of the same series as the option held; this is known as a closing sale transaction. Closing transactions essentially permit the Fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option.

      In considering the use of options to enhance returns or to hedge the Fund's portfolio, particular note should be taken of the following:

      (1) The value of an option position will reflect, among other things, the current market price of the underlying security, securities index or currency, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, securities index or currency and general market conditions. For this reason, the successful use of options depends upon the Investment Manager's ability to forecast the direction of price fluctuations in the underlying securities or currency markets or, in the case of securities index options, fluctuations in the market sector represented by the selected index.

      (2) Options normally have expiration dates of up to three years. The exercise price of the options may be below, equal to or above the current market value of the underlying security, securities index or currency. Purchased options that expire unexercised have no value. Unless an option purchased by the Fund is exercised or unless a closing transaction is effected with respect to that position, the Fund will realize a loss in the amount of the premium paid and any transaction costs.

      (3) A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. Most exchange-listed options relate to stocks. Although the Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any particular time. Closing transactions may be effected with respect to options traded in the OTC markets (currently the primary markets for options on debt securities and a significant market for foreign currencies) only by negotiating directly with the other party to the option contract or in a secondary market for the option if such market exists. Although the Fund will enter into OTC options with dealers that agree to enter into, and that are expected to be capable of entering into, closing transactions with the Fund, there can be no assurance that the Fund would be able to liquidate an OTC option at a favorable price at any time prior to expiration. In the event of insolvency of the contra-party, the Fund may be unable to liquidate an OTC option. Accordingly, it may not be possible to effect closing transactions with respect to certain options, which would result in the Fund having to exercise those options that it has purchased in order to realize any profit. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because the Fund must maintain a covered position with respect to any call option it writes on a security, currency or securities index, the Fund may not sell the underlying securities or currency (or invest any cash or securities used to cover the option) during the period it is obligated under such option. This requirement may impair the Fund's ability to sell a portfolio security or make an investment at a time when such a sale or investment might be advantageous.

      (4) Securities index options are settled exclusively in cash. If the Fund writes a call option on an index, the Fund will not know in advance the difference, if any, between the closing value of the index on the exercise date and the exercise price of the call option itself and thus will not know the amount of cash payable upon settlement. In addition, a holder of a securities index option who exercises it before the closing index value for that day is available, runs the risk that the level of the underlying index may subsequently change.

      (5) The Fund's activities in the options markets may result in a higher portfolio turnover rate and additional brokerage costs and taxes; however, the Fund also may save on commissions by using options as a hedge rather than buying or selling individual securities in anticipation or as a result of market movements.

      Futures and Related Options Strategies. The Fund may engage in futures strategies for hedging purposes to attempt to reduce the overall investment risk that would normally be expected to be associated with ownership of the securities in which it invests. This may involve, among other things, using futures strategies to manage the effective duration of the Fund. If the Investment Manager wishes to shorten the effective duration of the Fund, the Fund may sell a futures contract or a call option thereon, or purchase a put option on that futures contract. If the Investment Manager wishes to lengthen the effective duration of the Fund, the Fund may buy a futures contract or a call option thereon, or sell a put option.

      The Fund may use interest rate futures contracts and options thereon to hedge its portfolio against changes in the general level of interest rates and in other circumstances permitted by the CFTC. The Fund may purchase an interest rate futures contract when it intends to purchase debt securities but has not yet done so. This strategy may minimize the effect of all or part of an increase in the market price of the debt security that the Fund intends to purchase in the future. A rise in the price of the debt security prior to its purchase may either be offset by an increase in the value of the futures contract purchased by the Fund or avoided by taking delivery of the debt securities under the futures contract. Conversely, a fall in the market price of the underlying debt security may result in a corresponding decrease in the value of the futures position. The Fund may sell an interest rate futures contract in order to continue to receive the income from a debt security, while endeavoring to avoid part or all of the decline in market value of that security that would accompany an increase in interest rates.

      The Fund may purchase a call option on an interest rate futures contract to hedge against a market advance in debt securities that the Fund plans to acquire at a future date. The purchase of a call option on an interest rate futures contract is analogous to the purchase of a call option on an individual debt security, which can be used as a temporary substitute for a position in the security itself. The Fund also may write covered put options on interest rate futures contracts as a partial anticipatory hedge and may write covered call options on interest rate futures contracts as a partial hedge against a decline in the price of debt securities held in the Fund's portfolio. The Fund may also purchase put options on interest rate futures contracts in order to hedge against a decline in the value of debt securities held in the Fund's portfolio.

      The Fund may sell securities index futures contracts in anticipation of a general market or market sector decline that could adversely affect the market value of the Fund's portfolio. To the extent that a portion of the Fund's portfolio correlates with a given index, the sale of futures contracts on that index could reduce the risks associated with a market decline and thus provide an alternative to the liquidation of securities positions. For example, if the Fund correctly anticipates a general market decline and sells securities index futures to hedge against this risk, the gain in the futures position should offset some or all of the decline in the value of the portfolio. The Fund may purchase securities index futures contracts if a market or market sector advance is anticipated. Such a purchase of a futures contract would serve as a temporary substitute for the purchase of individual securities, which securities may then be purchased in an orderly fashion. This strategy may minimize the effect of all or part of an increase in the market price of securities that the Fund intends to purchase. A rise in the price of the securities should be in part or wholly offset by gains in the futures position.

      As in the case of a purchase of a securities index futures contract, the Fund may purchase a call option on a securities index futures contract to hedge against a market advance in securities that the Fund plans to acquire at a future date. The Fund may write covered put options on securities index futures as a partial anticipatory hedge and may write covered call options on securities index futures as a partial hedge against a decline in the prices of securities held in the Fund's portfolio. This is analogous to writing covered call options on securities. The Fund also may purchase put options on securities index futures contracts. The purchase of put options on securities index futures contracts is analogous to the purchase of protective put options on individual securities where a level of protection is sought below which no additional economic loss would be incurred by the Fund.

      The Fund may sell foreign currency futures contracts to hedge against possible variations in the exchange rate of foreign currencies in relation to the U.S. dollar. In addition, the Fund may sell foreign currency futures contracts when the Investment Manager anticipates a general weakening of the foreign currency exchange rate that could adversely affect the market value of the Fund's foreign securities holdings or interest payments to be received in that foreign currency. In this case, the sale of futures contracts on the underlying currency may reduce the risk to the Fund of a reduction in market value caused by foreign currency exchange rate variations and, by so doing, provide an alternative to the liquidation of securities positions and resulting transaction costs. When the Investment Manager anticipates a significant foreign exchange rate increase while intending to invest in a security denominated in that currency, the Fund may purchase a foreign currency futures contract to hedge against the increased rates pending completion of the anticipated transaction. Such a purchase would serve as a temporary measure to protect the Fund against any rise in the foreign currency exchange rate that may add additional costs to acquiring the foreign security position. The Fund may also purchase call or put options on foreign currency futures contracts to obtain a fixed foreign currency exchange rate at limited risk. The Fund may purchase a call option on a foreign currency futures contract to hedge against a rise in the foreign currency exchange rate while intending to invest in a security denominated in that currency. The Fund may purchase put options on foreign currency futures contracts as a hedge against a decline in the foreign currency exchange rates or the value of its foreign portfolio securities. The Fund may write a covered put option on a foreign currency futures contract as a partial anticipatory hedge and may write a covered call option on a foreign currency futures contract as a partial hedge against the effects of declining foreign currency exchange rates on the value of foreign securities.

      The Fund may also write put options on interest rate, securities index or foreign currency futures contracts while, at the same time, purchasing call options on the same interest rate, securities index or foreign currency futures contract in order to synthetically create an interest rate, securities index or foreign currency futures contract. The options will have the same strike prices and expiration dates. The Fund will only engage in this strategy when it is more advantageous to the Fund to do so as compared to purchasing the futures contract.

      The Fund may also purchase and write covered straddles on interest rate or securities index futures contracts. A long straddle is a combination of a call and a put purchased on the same security at the same exercise price. The Fund would enter into a long straddle when it believes that it is likely that securities prices will be more volatile during the term of the options than is implied by the option pricing. A short straddle is a combination of a call and put written on the same futures contract at the same exercise price where the same security or futures contract is considered "cover" for both the put and the call. The Fund would enter into a short straddle when it believes that it is unlikely that securities prices will be as volatile during the term of the options as is implied by the option pricing. In such case, the Fund will set aside cash or liquid assets in a segregated account with its custodian equal in value to the amount, if any, by which the put is "in-the-money," that is the amount by which the exercise price of the put exceeds the current market value of the underlying security.

      Special Characteristics and Risks of Futures and Related Options Trading. No price is paid upon entering into a futures contract. Instead, upon entering into a futures contract, the Fund is required to deposit with its custodian in a segregated account in the name of the futures broker through whom the transaction is effected an amount of cash or certain liquid securities whose value is marked to the market daily generally equal to 10% or less of the contract value. This amount is known as "initial margin." When writing a call or a put option on a futures contract, margin also must be deposited in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not involve borrowing to finance the futures transactions. Rather, initial margin on futures contracts is in the nature of a performance bond or good-faith deposit on the contract that is returned to the Fund upon termination of the transaction, assuming all obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. Subsequent payments, called "variation margin," to and from the broker, are made on a daily basis as the value of the futures or options position varies, a process known as "marking to the market." For example, when the Fund purchases a contract and the value of the contract rises, the Fund receives from the broker a variation margin payment equal to that increase in value. Conversely, if the value of the futures position declines, the Fund is required to make a variation margin payment to the broker equal to the decline in value. Variation margin does not involve borrowing to finance the futures transaction but rather represents a daily settlement of the Fund's obligations to or from a clearing organization.

      Buyers and sellers of futures positions and options thereon can enter into offsetting closing transactions, similar to closing transactions on options on securities, by selling or purchasing an offsetting contract or option. Futures contracts or options thereon may be closed only on an exchange or board of trade providing a secondary market for such futures contracts or options.

      Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or related option may vary either up or down from the previous day's settlement price.
Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses, because prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidation of unfavorable positions. In such event, it may not be possible for the Fund to close a position and, in the event of adverse price movements, the Fund would have to make daily cash payments of variation margin (except in the case of purchased options). However, if futures contracts have been used to hedge portfolio securities, such securities will not be sold until the contracts can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price of the securities will, in fact, correlate with the price movements in the contracts and thus provide an offset to losses on the contracts.

      In considering the Fund's use of futures contracts and related options, particular note should be taken of the following: (1) Successful use by the Fund of futures contracts and related options will depend upon the Investment Manager's ability to predict movements in the direction of the overall securities, currencies and interest rate markets, which requires different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures contracts relate not only to the current price level of the underlying instrument or currency but also to the anticipated price levels at some point in the future. There is, in addition, the risk that the movements in the price of the futures contract will not correlate with the movements in the prices of the securities or currencies being hedged. For example, if the price of the securities index futures contract moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, the advantage may be partially offset by losses in the futures position. In addition, if the Fund has insufficient cash, it may have to sell assets from its portfolio to meet daily variation margin requirements. Any such sale of assets may or may not be made at prices that reflect a rising market. Consequently, the Fund may need to sell assets at a time when such sales are disadvantageous to the Fund. If the price of the futures contract moves more than the price of the underlying securities, the Fund will experience either a loss or a gain on the futures contract that may or may not be completely offset by movements in the price of the securities that are the subject of the hedge.

      (2) In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between price movements in the futures position and the securities or currencies being hedged, movements in the prices or futures contracts may not correlate perfectly with movements in the prices of the hedged securities or currencies due to price distortions in the futures market. There may be several reasons unrelated to the value of the underlying securities or currencies that cause this situation to occur. First, as noted above, all participants in the futures market are subject to initial and variation margin requirements. If, to avoid meeting additional margin deposit requirements or for other reasons, investors choose to close a significant number of futures contracts through offsetting transactions, distortions in the normal price relationship between the securities or currencies and the futures markets may occur. Second, because the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market; such speculative activity in the futures market also may cause temporary price distortions. As a result, a correct forecast of general market trends may not result in successful hedging through the use of futures contracts over the short term. In addition, activities of large traders in both the futures and securities markets involving arbitrage and other investment strategies may result in temporary price distortions.

      (3) Positions in futures contracts may be closed out only on an exchange or board of trade that provides a secondary market for such futures contracts. Although the Fund intends to purchase and sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it may not be possible to close a futures positions, and in the event of adverse price movements, the Fund would continue to be required to make variation margin payments.

      (4) Like options on securities and currencies, options on futures contracts have limited life. The ability to establish and close out options on futures will be subject to the development and maintenance of liquid secondary markets on the relevant exchanges or boards of trade. There can be no certainty that such markets for all options on futures contracts will develop.

      (5) Purchasers of options on futures contracts pay a premium at the time of purchase. This amount and the transaction costs are all that is at risk. Sellers of options on futures contracts, however, must post initial margin and are subject to additional margin calls that could be substantial in the event of adverse price movements. In addition, although the maximum amount at risk when the Fund purchases an option is the premium paid for the option and the transaction costs, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the Fund when the use of a futures contract would not, such as when there is no movement in the level of the underlying securities index value or the securities or currencies being hedged.

      (6) As is the case with options, the Fund's activities in the futures markets may result in a higher portfolio turnover rate and additional transaction costs in the form of added brokerage commissions and taxes; however, the Fund also may save on commissions by using futures contracts or options thereon as a hedge rather than buying or selling individual securities or currencies in anticipation or as a result of market movements.

      Special Risks Related to Foreign Currency Futures Contracts and Related Options. Buyers and sellers of foreign currency futures contracts are subject to the same risks that apply to the use of futures generally. In addition, there are risks associated with foreign currency futures contracts and their use as a hedging device similar to those associated with options on foreign currencies described above.

      Options on foreign currency futures contracts may involve certain additional risks. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Compared to the purchase or sale of foreign currency futures contracts, the purchase of call or put options thereon involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the option (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a foreign currency futures contract would result in a loss, such as when there is no movement in the price of the underlying currency or futures contract, when the purchase of the underlying futures contract would not.

      Forward Currency Contracts. The Fund may use forward currency contracts to protect against uncertainty in the level of future foreign currency exchange rates.

      The Fund may enter into forward currency contracts with respect to specific transactions. For example, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or the Fund anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds or anticipates purchasing, the Fund may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment, as the case may be, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying transaction. The Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

      The Fund also may hedge by using forward currency contracts in connection with portfolio positions to lock in the U.S. dollar value of those positions, to increase the Fund's exposure to foreign currencies that the Investment Manager believes may rise in value relative to the U.S. dollar, or to shift the Fund's exposure to foreign currency fluctuations from one country to another. For example, when the Investment Manager believes that the currency of a particular foreign country may suffer a substantial decline relative to the U.S. dollar or another currency, it may enter into a forward contract to sell the amount of the former foreign currency approximating the value of some of all of the Fund's portfolio securities denominated in such foreign currency. This investment practice generally is referred to as "cross-hedging" when another foreign currency is used. See "Distributions and Taxes."

      The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot (that is, cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if the market value of the security exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short term currency market movements is extremely difficult and the successful execution of a short term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transaction costs. Under normal circumstances, consideration of the prospects for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Investment Manager believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served.

      At or before the maturity date of a forward contract requiring the Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward currency contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

      The cost to the Fund of engaging in forward currency contracts varies with factors such as the currencies involved, the length of the contract period, and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

      Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

                                  INVESTMENT RESTRICTIONS

      The following fundamental investment restrictions may not be changed without the approval of the lesser of (a) 67% or more of the voting securities of the Fund present at a meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (b) more than 50% of the outstanding voting securities of the Fund. Any investment restriction which involves a maximum percentage of securities or assets will not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowing by, the Fund. The Fund may not:

(1) Purchase a security if, as a result, more than 5% of the Fund's total assets would be invested in the securities of any one issuer or the Fund would own or hold 10% of the outstanding securities of that issuer, except that up to 25% of the Fund's total assets may be invested without regard to this limitation and provided that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or securities of other investment companies;

(2) Purchase a security, if as a result, 25% or more of the value of the Fund's total assets would be invested in the securities of issuers in a single industry, provided that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

(3) Purchase or sell real estate (although it may purchase securities of companies whose business involves the purchase or sale of real estate);

(4) Invest in commodities or commodities futures contracts, although it may enter into financial and foreign currency futures contracts and options thereon, options on foreign currencies, and forward contracts on foreign currencies;

(5) Lend its assets, except as permitted by applicable law;

(6) Underwrite the securities of other issuers except to the extent the Fund may be deemed to be an underwriter under the Federal securities laws in connection with the disposition of the Fund's authorized investments; or

(7) Issue senior securities as defined in the Investment Company Act of 1940, as amended (the "1940 Act") (including borrowing money), except as permitted by applicable law.

      The Fund, notwithstanding any other investment policy or restriction (whether or not fundamental), may invest all of its assets in the securities or beneficial interests of a single pooled investment fund having substantially the same investment objectives, policies and restrictions as the Fund.

      The Directors have established the following non-fundamental investment restrictions that may be changed by the Board without shareholder approval:

(i) The Fund may not make short sales of securities or purchase securities on margin, except (a) the Fund may buy and sell options, futures contracts, options on futures contracts, and forward currency contracts, (b) the Fund may obtain such short term credits as may be necessary for the clearance of transactions, (c) the Fund may make initial margin deposits and variation margin payments in connection with transactions in futures contracts and options thereon, and forward currency contracts, and (d) the Fund may sell "short against the box" where, by virtue of its ownership of the other securities, the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions;

(ii) The Fund may not purchase the securities of any investment company except (a) by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase, provided that immediately after such purchase no more than: 10% of the Fund's total assets are invested in securities issued by investment companies, 5% of the Fund's total assets are invested in securities issued by any one investment company, or 3% of the voting securities of any one such investment company are owned by the Fund, or (b) when such purchase is part of a plan of merger, consolidation, reorganization or acquisition of assets; and

(iii) With respect to financial and foreign currency futures and related options (including options traded on a commodities exchange), the Fund will not purchase or sell futures contracts or related options other than for bona fide hedging purposes if, immediately thereafter, the sum of the amount of initial margin deposits on the Fund's existing futures positions and related options and premiums paid for related options would exceed 5% of the Fund's total assets.


                                  OFFICERS AND DIRECTORS

      The Directors and the officers, their respective offices, dates of birth and principal occupations during the last five years are set forth below. Unless otherwise noted, the address of each is 11 Hanover Square, New York, NY 10005.

      BASSETT S. WINMILL* - Chairman of the Board. He is Chairman of the Board of two of the other investment companies advised by the Investment Manager and its affiliates (the "Funds Complex") and of the parent of the Investment Manager, Bull & Bear Group, Inc. ("Group"). He was born February 10, 1930. He is a member of the New York Society of Security Analysts, the Association for Investment Management and Research and the International Society of Financial Analysts. He is the father of Mark C. Winmill and Thomas B. Winmill.

      PETER K. WERNER - Director. He is Director of Communications, since May 1997, and from July 1996 to May 1997, Director of Admissions, of the Governor Dummer Academy. From March 1993 to August 1995, he was Director of Annual Giving and Alumni Relations at the Williston Northampton School. From January 1991 to February 1993, he was Vice President - Money Market Trading at Lehman Brothers. His address is Governor Dummer Academy, 1 Elm Street, Byfield, Massachusetts 01922. He was born August 16, 1959.

      GEORGE B. LANGA - Director. He is President of Langa Communications Corp., a multi-media production company. His address is 187 East Market Street, Rhinebeck, New York 12572. He was born August 31, 1962.


      MARK C. WINMILL* - Director and Co-President. He is Co-President of the Funds Complex and of Group and certain of its affiliates, and President of Bull & Bear Securities, Inc. ("BBSI"). He was born November 26, 1957. He received his M.B.A. from the Fuqua School of Business at Duke University in 1987. From 1983 to 1985 he was Assistant Vice President and Director of Marketing of E.P. Wilbur & Co., Inc., a real estate development and syndication firm and Vice President of E.P.W. Securities, its broker/dealer subsidiary. He is a son of Bassett S. Winmill and brother of Thomas B. Winmill. He is also a Director of other investment companies in the Funds Complex.

      THOMAS B. WINMILL* - Director, Co-President, Chief Executive Officer, and General Counsel. He is Co-President, Chief Executive Officer, and General Counsel of the Funds Complex and of Group and certain of its affiliates, and President of the Investment Manager and Investor Service Center, Inc. (the "Distributor"). He was born June 25, 1959. He is a member of the New York State Bar and the SEC Rules Committee of the Investment Company Institute. He is a son of Bassett S. Winmill and brother of Mark C. Winmill. He is also a Director of other investment companies in the Funds Complex.


      STEVEN A. LANDIS - Senior Vice President. He is Senior Vice President of the Funds Complex, the Investment Manager and certain of its affiliates. He was born March 1, 1955. From 1993 to 1995, he was Associate Director - Proprietary Trading at Barclays De Zoete Wedd Securities Inc., from 1992 to 1993 he was Director, Bond Arbitrage at WG Trading Company, and from 1989 to 1992 he was Vice President of Wilkinson Boyd Capital Markets.

      JOSEPH LEUNG, CPA - Treasurer and Chief Accounting Officer (since
1995). He is Treasurer and Chief Accounting Officer of the Funds Complex, the Investment Manager and its affiliates. From 1992 to 1995 he held various positions with Coopers & Lybrand L.L.P., a public accounting firm. From 1991 to 1992, he was the accounting supervisor at Retirement Systems Group, a mutual fund company. From 1987 to 1991, he held various positions with Ernst & Young, a public accounting firm. He is a member of the American Institute of Certified Public Accountants. He was born September 15, 1965.


      DEBORAH A. SULLIVAN - Chief Compliance Officer, Secretary and Vice President. She is Chief Compliance Officer, Secretary and Vice President of the investment companies in the Funds Complex and of the Investment Manager and its affiliates. From 1993 through 1994 she was the Blue Sky Paralegal for SunAmerica Asset Management Corporation and from 1992 through 1993 she was Compliance Administrator and Blue Sky Administrator with Prudential Securities and Prudential Mutual Fund Management, Inc. She earned her Juris Doctor at Hofstra University School of Law. She was born June 13, 1969.


      * Bassett S. Winmill, Mark C. Winmill and Thomas B. Winmill are "interested persons" of the Fund as defined by the 1940 Act, because of their positions and other relationships with the Investment Manager.


                             COMPENSATION TABLE

                                                                   TOTAL
                                                               COMPENSATION
                                                                   FROM
                                        PENSION OR              REGISTRANT
                                        RETIREMENT   ESTIMATED      AND
                           AGGREGATE     BENEFITS     ANNUAL    INVESTMENT
            NAME OF      COMPENSATION   ACCRUED AS   BENEFITS     COMPANY
            PERSON,          FROM      PART OF FUND    UPON    COMPLEX PAID
           POSITION       REGISTRANT     EXPENSES   RETIREMENT TO DIRECTORS

        George B. Langa     $13,250        None        None    $13,250 from
           Director                                            1 Investment
                                                                  Company

        Peter K. Werner     $13,250        None        None    $13,250 from
           Director                                            1 Investment
                                                                  Company

      Bassett S. Winmill      $0           None        None       $0 from
           Director                                            3 Investment
                                                                 Companies

        Mark C. Winmill       $0           None        None       $0 from
           Director                                            8 Investment
                                                                 Companies

       Thomas B. Winmill      $0           None        None       $0 from
           Director                                            9 Investment
                                                                 Companies


      No officer, Director or employee of the Investment Manager receives any compensation from the Fund for acting as an officer, Director or employee of the Fund. As of December 31, 1997, officers and Directors of the Fund owned less than 1% of the outstanding shares of the Fund. As of December 31, 1997, no shareholder of record owned more than 5% of the outstanding shares of the Fund.


                                  THE INVESTMENT MANAGER

      The Investment Manager acts as general manager of the Fund, being responsible for the various functions assumed by it, including the regular furnishing of advice with respect to portfolio transactions. The other principal subsidiaries of Group include Investor Service Center, Inc., a registered broker/dealer, Midas Management Corporation and Rockwood Advisers, Inc., registered investment advisers, and BBSI, a registered broker/dealer providing discount brokerage services.

      Group is a publicly owned company whose securities are listed and traded on the NASDAQ Stock Market. Bassett S. Winmill may be deemed a controlling person of Group on the basis of his ownership of 100% of Group's voting stock and, therefore, of the Investment Manager. The Fund and its affiliated investment companies had net assets in excess of $290,000,000 as of February 18, 1997.

                              INVESTMENT MANAGEMENT AGREEMENT

      Under the Investment Management Agreement, the Fund assumes and pays all expenses required for the conduct of its business including, but not limited to, custodian and transfer agency fees, accounting and legal fees, investment management fees, fees of disinterested Directors, association fees, printing, salaries of certain administrative and clerical personnel, necessary office space, all expenses relating to the registration or qualification of the shares of the Fund under Blue Sky laws and reasonable fees and expenses of counsel in connection with such registration and qualification, miscellaneous expenses and such non-recurring expenses as may arise, including actions, suits or proceedings affecting the Fund and the legal obligation which the Fund may have to indemnify its officers and Directors with respect thereto.

      For its services, the Investment Manager receives an investment management fee, payable monthly, based on the average weekly net assets of the Fund, at the annual rate of 7/10 of 1% of the first $250 million, 5/8 of 1% from $250 million to $500 million, and 1/2 of 1% over $500 million. The Investment Manager has agreed in the Investment Management Agreement that it will waive all or part of its fee or reimburse the Fund monthly if and to the extent that the Fund's aggregate operating expenses exceed the most restrictive limit imposed by any state in which shares of the Fund are qualified for sale, although the Fund is not currently subject to any such limits. Certain expenses, such as brokerage commissions, taxes, interest, distribution fees, certain expenses attributable to investing outside the United States and extraordinary items, are excluded from this limitation. For the fiscal years ended June 30, 1995, 1996 and 1997, the Fund paid to the Investment Manager investment management fees of $288,533, $251,003 and $197,279 respectively.

      If requested by the Directors, the Investment Manager may provide other services to the Fund such as, without limitation, the functions of billing, accounting, certain shareholder communications and services, administering state and Federal registrations, filings and controls and other administrative services. Any services so requested and performed will be for the account of the Fund and the costs of the Investment Manager in rendering such services will be reimbursed by the Fund, subject to examination by those directors of the Fund who are not interested persons of the Investment Manager or any affiliate thereof. For the fiscal years ended June 30, 1995, 1996 and 1997 the Fund reimbursed the Investment Manager $16,064, $16,889 and $10,585, respectively, for such services.

      The Investment Management Agreement provides that the Investment Manager will not be liable to the Fund or any shareholder of the Fund for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the agreement relates. Nothing contained in the Investment Management Agreement, however, shall be construed to protect the Investment Manager against any liability to the Fund by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of obligations and duties under the Investment Management Agreement.

      The Investment Management Agreement will continue in effect, unless sooner terminated as described below, for successive periods of twelve months, provided such continuance is specifically approved at least annually by (a) the Directors or by the holders of a majority of the outstanding voting securities of the Fund as defined in the 1940 Act and
(b) a vote of a majority of the Directors who are not parties to the Investment Management Agreement, or interested persons of any such party. The Investment Management Agreement may be terminated without penalty at any time either by a vote of the Directors or the holders of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, on 60 days' written notice to the Investment Manager, or by the Investment Manager on 60 days' written notice to the Fund, and shall immediately terminate in the event of its assignment.

      Group has granted the Fund a non-exclusive license to use various service marks, including "Bull & Bear," "Bull & Bear Performance Driven," and "Performance Driven" under certain terms and conditions on a royalty free basis. Such license will be withdrawn in the event the investment manager of the Fund is not the Investment Manager or another subsidiary of Group. If the license is terminated, the Fund will eliminate all reference to "Bull & Bear" in its corporate name and cease to use any of such service marks or any similar service marks in its business.


                      DETERMINATION OF NET ASSET VALUE

      Net asset value will normally be calculated (a) no less frequently than weekly, (b) on the last business day of each month and (c) at any other time determined by the Directors. Net asset value is calculated by dividing the value of the Fund's net assets (the value of its assets less its liabilities) by the total number of shares of its common stock outstanding. All securities for which market quotations are readily available, which include the options and futures in which the Fund may invest, are valued at the last sales price on the primary exchange on which they are traded prior to the time of determination, or, if no sales price is available at that time, at the closing price quoted for the securities (but if bid and asked quotations are available, at the mean between the last current bid and asked prices, rather than the quoted closing price). Securities that are traded in the unregulated market are valued, if bid and asked quotations are available, at the mean between the current bid and asked prices. If bid and asked quotations are not available, then such securities are valued as determined in good faith pursuant to procedures established by the Directors.


                          ALLOCATION OF BROKERAGE

      The Fund seeks to obtain prompt execution of orders at the most favorable net prices. The Fund is not currently obligated to deal with any particular broker, dealer or group thereof. Fund transactions in debt and OTC securities generally are with dealers acting as principals at net prices with little or no brokerage costs. In certain circumstances, however, the Fund may engage a broker as agent for a commission to effect transactions for such securities. Purchases of securities from underwriters include a commission or concession paid to the underwriter, and purchases from dealers include a spread between the bid and asked price. While the Investment Manager generally seeks reasonably competitive spreads or commissions, payments of the lowest spread or commission is not necessarily consistent with obtaining the best net results. Accordingly, the Fund will not necessarily be paying the lowest spread or commission available.

      The Investment Manager directs portfolio transactions to broker/dealers for execution on terms and at rates which it believes, in good faith, to be reasonable in view of the overall nature and quality of services provided by a particular broker/dealer, including brokerage and research services, and allocation of commissions to the Fund's Custodian. With respect to brokerage and research services, consideration may be given in the selection of broker/dealers to brokerage or research provided and payment may be made of a fee higher than that charged by another broker/dealer which does not furnish brokerage or research services or which furnishes brokerage or research services deemed to be of lesser value, so long as the criteria of Section 28(e) of the Securities Exchange Act of 1934, as amended, or other applicable law are met. Section 28(e) was adopted in 1975 and specifies that a person with investment discretion shall not be "deemed to have acted unlawfully or to have breached a fiduciary duty" solely because such person has caused the account to pay a higher commission than the lowest available under certain circumstances. To obtain the benefit of Section 28(e), the person so exercising investment discretion must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided . . . viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion." Thus, although the Investment Manager may direct portfolio transactions without necessarily obtaining the lowest price at which such broker/dealer, or another, may be willing to do business, the Investment Manager seeks the best value to the Fund on each trade that circumstances in the market place permit, including the value inherent in on-going relationships with quality brokers.

      Currently, it is not possible to determine the extent to which commissions that reflect an element of value for brokerage or research services might exceed commissions that would be payable for execution alone, nor generally can the value of such services to the Fund be measured, except to the extent such services have a readily ascertainable market value. There is no certainty that services so purchased, if any, will be beneficial to the Fund, and it may be that other affiliated investment companies will derive benefit therefrom. Such services being largely intangible, no dollar amount can be attributed to benefits realized by the Fund or to collateral benefits, if any, conferred on affiliated entities. These services may include (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or purchasers or sellers of securities, (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts, and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). Pursuant to arrangements with certain broker/dealers, such broker/dealers provide and pay for various computer hardware, software and services, market pricing information, investment subscriptions and memberships, and other third party and internal research of assistance to the Investment Manager in the performance of its investment decision-making responsibilities for transactions effected by such broker/dealers for the Fund. Commission "soft dollars" may be used only for "brokerage and research services" provided directly or indirectly by the broker/dealer and under no circumstances will cash payments be made by such broker/dealers to the Investment Manager. To the extent that commission "soft dollars" do not result in the provision of any "brokerage and research services" by a broker/dealer to whom such commissions are paid, the commissions, nevertheless, are the property of such broker/dealer. To the extent any such services are utilized by the Investment Manager for other than the performance of its investment decision-making responsibilities, the Investment Manager makes an appropriate allocation of the cost of such services according to their use.

      BBSI, a wholly owned subsidiary of Group and the Investment Manager's affiliate, provides discount brokerage services to the public as an introducing broker clearing through unaffiliated firms on a fully disclosed basis. The Investment Manager is authorized to place Fund brokerage through BBSI at its posted discount rates and indirectly through a BBSI clearing firm. The Fund will not deal with BBSI in any transaction in which BBSI acts as principal. The clearing firm will execute trades in accordance with the fully disclosed clearing agreement between BBSI and the clearing firm. BBSI will be financially responsible to the clearing firm for all trades of the Fund until complete payment has been received by the Fund or the clearing firm. BBSI will provide order entry services or order entry facilities to the Investment Manager, arrange for execution and clearing of portfolio transactions through executing and clearing brokers, monitor trades and settlements and perform limited back-office functions including the maintenance of all records required of it by the NASD.

      In order for BBSI to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by BBSI must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. The Directors have adopted procedures in conformity with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to BBSI are reasonable and fair. Although BBSI's posted discount rates may be lower than those charged by full cost brokers, such rates may be higher than some other discount brokers and certain brokers may be willing to do business at a lower commission rate on certain trades. The Directors have determined that portfolio transactions may be executed through BBSI if, in the judgment of the Investment Manager, the use of BBSI is likely to result in price and execution at least as favorable as those of other qualified broker/dealers and if, in particular transactions, BBSI charges the Fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions. Brokerage transactions with BBSI are also subject to such fiduciary standards as may be imposed by applicable law. The Investment Manager's fees under its agreement with the Fund are not reduced by reason of any brokerage commissions paid to BBSI.

      During the fiscal years ended June 30, 1995, 1996 and 1997 the Fund paid total brokerage commissions of $958, $16,243 and $7,221 respectively. Of such commissions $0, $10,756 and $6,596 were allocated to broker/dealers that provided research in the years 1995, 1996 and 1997, respectively. No transactions were directed to broker/dealers during such periods for selling shares of the Fund or any other affiliated investment companies. During the Fund's fiscal years ended June 30, 1995, 1996 and 1997 the Fund paid brokerage commissions of $958, $5,487 and $625, respectively, to BBSI, representing approximately 100%, 34% and 9%, respectively of the total commissions paid by the Fund and involving approximately 100%, 3% and 0.47%, respectively, of the aggregate dollar amount of transactions involving the payment of commissions.

      Investment decisions for the Fund and for other affiliated investment companies managed by the Investment Manager or its affiliates are made independently based on each Fund's investment objectives and policies.
 The same investment decision, however, may occasionally be made for two or more Funds. In such a case, the Investment Manager may combine orders for two or more Funds for a particular security if it appears that a combined order would reduce brokerage commissions and/or result in a more favorable transaction price. Combined purchase or sale orders are then averaged as to price and allocated as to amount according to a formula deemed equitable to each Fund. While in some cases this practice could have a detrimental effect upon the price or quantity available of the security with respect to the Fund, the Investment Manager believes that the larger volume of combined orders can generally result in better execution and prices. The Fund is not obligated to deal with any particular broker, dealer or group thereof. Certain broker/dealers that the Funds Complex does business with may, from time to time, own more than 5% of the publicly traded Class A non-voting Common Stock of Group, the parent of the Investment Manager, and may provide clearing services to BBSI.

      The Fund's portfolio turnover rate may vary from year to year and will not be a limiting factor when the Investment Manager deems portfolio changes appropriate. The portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of securities in the portfolio during the year.

                                   TAXES


      The Fund has qualified and intends to continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). To qualify for such treatment, the Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short term capital gain and net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. Among these requirements are the following: (1) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) the Fund must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities, or any of the following, that were held for less than three months - options, futures, or forward contracts (other than those on foreign currencies), or foreign currencies (or options, futures, or forward contracts thereon) that are not directly related to the Fund's principal business of investing in securities (or options and futures with respect thereto) ("Short-Short Limitation"), although this limitation will no longer apply to the Fund after June 30, 1998; and (3) the Fund's investments must satisfy certain diversification requirements. In any year during which the applicable RIC provisions of the Code are satisfied, the Fund will not be liable for federal income tax on its net investment income, net short-term capital gains and net capital gains (net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years, if any) that it distributes to its shareholders. To the extent the Fund retains its net capital gains for investment, it will be subject under current tax rates to federal income tax at a maximum effective rate of 35% on the amount retained. If for any taxable year the Fund does not qualify for treatment as a RIC, all of its taxable income will be taxed at corporate rates, and distributions to its shareholders will not be deductible by the Fund in computing its taxable income. In addition, in the event of failure to qualify as a RIC, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, will constitute dividends (eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least partially) have been treated in the shareholders' hands as long-term capital gains. If the Fund fails to qualify as a RIC for any year, it generally must pay out its earnings and profits accumulated in that year less an interest charge to the U.S. Treasury on 50% of such earnings and profits before it can again qualify as a RIC.






      The Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gain net income (determined on an October 31 fiscal year basis), and (3) generally, income and gain not distributed or not subject to corporate tax in the prior calendar year. The Fund intends to avoid imposition of the Excise Tax by making adequate distributions.


      Interest received by the Fund may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to, and may, file an election with the Internal Revenue Service (the "IRS") that would enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and U.S. possessions' income taxes paid by the Fund. Pursuant to the election, the Fund would treat those taxes as dividends paid to its shareholders and each shareholder would be required to (1) include in gross income, and treat as paid by the shareholder, the shareholder's proportionate share of those taxes, (2) treat the shareholder's share of those taxes and of any dividend paid by the Fund that represents income from foreign or U.S. possessions sources as the shareholder's own income from those sources, and (3) either deduct the taxes deemed paid by the shareholder in computing the shareholder's taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against the shareholder's federal income tax. The Fund will report to its shareholders shortly after each taxable year their respective shares of the Fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election.

      The Fund's portfolio may include zero coupon bonds. Zero coupon bonds are original issue discount ("OID") bonds that pay no current interest. OID is the excess, if any, of the stated redemption price at maturity of a debt instrument over the issue price of the instrument. Original issue discount on a taxable obligation is require to be currently included in the income of the holder of the obligation generally on a constant interest rate basis resembling the economic accrual of interest. The tax basis of the holder of an OID debt instrument is increased by the amount of OID thereon properly included in the holder's gross income as determined for federal income tax purposes. Current inclusion in gross income of the OID on a taxable debt instrument is required, even though no cash is received at the time the OID is required to be included in gross income. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to shareholders. The extent to which the Fund may liquidate securities at a gain may be limited by the Short-Short Limitation discussed above (but only through June 30, 1998).

      The Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive income or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain from disposition of the stock (collectively, "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund," then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain (the excess of net long term capital gain over net short term capital loss), even if such amounts are not distributed to the Fund. These amounts likely would have to be distributed to satisfy the Distribution Requirement and avoid imposition of the Excise Tax. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements.


      For its tax years beginning after December 31, 1997, the Fund may make an election to annually mark-to-market certain publicly traded PFIC stock (a "PFIC Mark-to-Market Election") as an alternative to making the above-described election to treat the PFIC as a qualified electing fund. "Marking-to-market," in this context, means recognizing as ordinary income or loss each year an amount equal to the difference between the Fund's adjusted tax basis in such PFIC stock and its fair market value. Losses will be allowed only to the extent of net mark-to-market gain previously included by the Fund pursuant to the election for prior taxable years. The Fund may be required to include in its taxable income for the first taxable year in which it makes a PFIC Mark-to-Market Election an amount equal to the interest charge that would otherwise accrue with respect to distributions on, or dispositions of, the PFIC stock. This amount would not be deductible from the Fund's taxable income. The PFIC Mark-to-Market Election applies to the taxable year for which made and to all subsequent taxable years, unless the PFIC stock ceases to be publicly traded or the Internal Revenue Service consents to revocation of the election. By making the PFIC Mark-to-Market Election, the Fund could ameliorate the adverse tax consequences arising from its ownership of PFIC stock, but in any particular year may be required to recognize income in excess of the distributions it receives from the PFIC and proceeds from the dispositions of PFIC stock.

      Some of the Fund's investment practices, such as selling (writing) and purchasing options and futures contracts and entering into forward contracts, involve complex rules that will determine for federal income tax purposes the amount, timing of recognition and character of the gains and losses the Fund realizes in connection therewith. These provisions may also require the Fund to recognize income or gain without receiving cash with which to make distributions in the amounts necessary to satisfy the 90% Distribution Requirement for avoiding federal income tax and the 98% distribution requirement for avoiding the Excise Tax. The Fund will monitor its transactions, make appropriate tax elections and make the appropriate entries in its books and records when it acquires any foreign currency, option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules, prevent disqualification of the Fund as a RIC and minimize the imposition of federal income and excise taxes. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures, and forward contracts derived by the Fund with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement. However, income from the disposition of options, futures, and forward contracts (other than those on foreign currencies) will be subject to the Short-Short Limitation if they are held for less than three months. Income from the disposition of foreign currencies, and options, futures, and forward contracts on foreign currencies, also will be subject to the Short-Short Limitation if they are held for less than three months and are not directly related to the Fund's principal business of investing in securities (or options and futures with respect thereto).


      If the Fund satisfies certain requirements, any increase in value of a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the Fund satisfies the Short-Short Limitation. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that limitation. The Fund will consider whether it should seek to qualify for this treatment for its hedging transactions. To the extent the Fund does not so qualify, it may be forced to defer the closing out of certain options, futures, forward contracts and foreign currency positions beyond the time when it otherwise would be advantageous to do so, in order for the Fund to continue to qualify as a RIC.

      The foregoing discussion of federal tax consequences is based on the United States federal tax laws in effect on the date of this Statement of Additional Information, which are subject to change by legislative, judicial, or administrative action, possibly with retroactive effect. The Fund may be subject to state, local or foreign tax in jurisdictions in which it may be deemed to be doing business. Shareholders and prospective shareholders are advised to consult their own tax advisors with respect to the application to their particular circumstances of the foregoing general taxation rules, and with respect to the state, local or foreign tax consequences to them of an investment in shares of the Fund.


                          REPORTS TO SHAREHOLDERS

      The Fund issues, at least semi-annually, reports to its shareholders including a list of investments held and statements of assets and liabilities, income and expense, and changes in net assets of the Fund. The Fund's fiscal year ends on June 30.

             CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT

      Investors Fiduciary Trust Company, P.O. Box 419507, Kansas City, MO 64141, has been retained by the Fund to act as Custodian of the Fund's investments and may appoint one or more subcustodians. The Custodian also performs certain accounting services for the Fund. As part of its agreement with the Fund, the Custodian may apply credits or charges for its services to the Fund for, respectively, positive or deficit cash balances maintained by the Fund with the Custodian. The Custodian is also the Fund's Transfer and Dividend Disbursing Agent.

                                  AUDITORS

      Tait, Weller & Baker, Eight Penn Center Plaza, Suite 800,
Philadelphia, PA 19103, are the independent accountants for the Fund. Financial statements of the Fund are audited annually.

                            FINANCIAL STATEMENTS


      The Fund's Financial Statements in the Annual Report for the fiscal year ended June 30, 1997 and in the Semi-Annual Report for the six months ended December 31, 1997 (the "Reports"), which either accompany this SAI or have previously been provided to the person to whom this Prospectus is being sent, are incorporated herein by reference with respect to all information other than the information set forth in the Letter to Shareholders included therein. The Fund will furnish, without charge, a copy of its Report upon request at 11 Hanover Square, New York, New York 10005, 212-785-0900.



                                                                 APPENDIX A

                               DESCRIPTIONS OF BOND RATINGS

      Moody's Investors Service, Inc. A brief description of the applicable Moody's Investment Service, Inc. ("Moody's"), rating symbols and their meanings (as published by Moody's) follows:

Aaa Bonds which are rated "Aaa" are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or an exceptionally stable margin and principle is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated "Aa" are judged to be of high quality by all standards and, together with the Aaa group, comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities of fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the longer term risks appear somewhat larger in Aaa securities.

A Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated "B" generally lack characteristics of a desirable investment. Assurance of interest and principal payments of maintenance of other terms of the contract over any period of time may be small.

Caa Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated as "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Con(...)Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These bonds are secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.


        Standard's & Poor's Rating Group. A brief description of the applicable Standard Poor's Ratings Group ("S&P") rating symbols and their meanings (as published by S&P) follows:

AAA Bonds rated "AAA" have the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

AA Bonds rated "AA" also qualify as high quality debt obligations. Capacity to pay interest and repay principal is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A Bonds rated "A" have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Bonds rated "BBB" are regarded as having adequate capacity to pay interest and repay principal. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this capacity than for bonds in higher rated categories.

        Debt rated "BB," "B," "CCC," and "C" is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

B Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

CCC Debt rated "CCC" has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B or "B-" rating.

CC The rating "CC" is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" debt rating.

C The rating "C" is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC-" rating. The "C" rating category may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI The rating "CI" is reserved for income bonds on which no interest is being paid.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating category also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


                    BULL & BEAR GLOBAL INCOME FUND, INC.

                         Part C. Other Information

ITEM 24.    FINANCIAL STATEMENTS AND EXHIBITS

i.    Financial Statements.*


ii.   (i)   Articles of Incorporation**
      (ii)  Amended By-Laws ***
      (iii) Not applicable*
      (iv)  Specimen stock certificate**
      (v)   Automatic Dividend Reinvestment Plan**
      (vi)  Not applicable
      (vii) Investment Management Agreement**
      (viii)(a) Form of Dealer Manager Agreement between Registrant and Dealer Manager +
            (b)   Form of Soliciting Dealer Agreement between Registrant
                  and Soliciting Dealer +
            (c)   Form of Subscription Certificate +
            (d)   Form of Notice of Guaranteed Delivery +
            (e)   Form of Nominee Holder Over-Subscription Form +
            (f)   Form of Information Agent Agreement +
            (g)   Form of Subscription Agency Agreement +
      (ix)  Not applicable
      (x)   Custody and Investment Accounting Agreement ***
      (xi)  (a) IFTC Transfer Agency Agreement ***
            (b)   Credit Facilities Agreement ***
            (c)   Securities Lending Authorization Agreement ***
            (d)   Segregated Account Procedural ***
      (xii) Opinion of Skadden, Arps, Slate, Meagher & Flom, LLP+
     (xiii) Not applicable
      (xiv) Consent of Independent Accountants for Registrant +
      (xv)  Not applicable
     (xvi)  Not applicable
     (xvii) Not applicable
    (xviii) Powers of Attorney ****


* Incorporated by reference from Registrant's Annual Report for the fiscal year ended June 30, 1997, accession number 0001031235-98-000012 and from Registrant's Semi-Annual Report for the six-months ended December 31, 1997, accession number 0001031235-98-000013.
** Incorporated by reference from Registrant's Registration Statement on Form N-2, File No. 811-08025, accession number 0000950172-97-000049 as filed with the Securities and Exchange Commission on January 23, 1997.
*** Incorporated by reference from Registrant's Semi-Annual Report on FORM N-SAR for period ending December 31, 1997, accession number 0001031235-98-000011, as filed with Securities and Exchange Commission on February 27, 1998.
**** Incorporated by reference from Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-2, File Nos. 333-46765 and 811-08025, accession number 0000950172-98-000329 as filed with the Securities and Exchange Commission on April 3, 1998.

+     Filed herewith.



ITEM 25.    MARKETING ARRANGEMENTS

See Form of Dealer Manager Agreement, filed as Exhibit 8(a).


ITEM 26.    OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

      The following table sets forth the estimated expenses expected to be incurred in connection with the offering described in this Registration
Statement:



Securities and Exchange
   Commission Registration fees............................$         4,651
National Association of Securities
Dealers, Inc. fee..........................................          2,114
American Stock Exchange additional
   listing fee.............................................         17,500
Printing (other than stock certificates)...................         12,500
Accounting fees and expenses...............................          3,500
Legal fees and expenses....................................        125,000
Reimbursement of Dealer Manager expenses...................        100,000
Subscription Agent fee and expenses........................         17,500
Information Agent fees and expenses........................          3,500
Miscellaneous..............................................         13,735


   Total...................................................        300,000
                                                                   =======


ITEM 27.    PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

            Insofar as the following have substantially identical boards of directors or trustees, they may be deemed with the Registrant to be under common control: Bull & Bear Dollar Reserves, a series of shares issued by Bull & Bear Funds II, Inc.; Bull & Bear Municipal Income Fund, Inc.; Bull & Bear U.S. Government Securities Fund, Inc.; Bull & Bear Gold Investors Ltd.; Bull & Bear U.S. and Overseas Fund, a series of Bull & Bear Funds I, Inc.; Bull & Bear Special Equities Fund, Inc.; Rockwood Fund, Inc.; and Midas Fund, Inc.

ITEM 28.    NUMBER OF HOLDERS OF SECURITIES



                                       Number of Record Holders
Title of Class                         (as of April 28, 1998)

Shares of Common Stock                       42
$0.01 par value



ITEM 29.    INDEMNIFICATION

      The Registrant is incorporated under Maryland law. Section 2- 418 of the Maryland General Corporation Law requires the Registrant to indemnify its directors, officers and employees against expenses, including legal fees, in a successful defense of a civil or criminal proceeding. The law also permits indemnification of directors, officers, employees and agents unless it is proved that (a) the act or omission of the person was material and was committed in bad faith or was the result of active or deliberate dishonesty, (b) the person received an improper personal benefit in money, property or services or (c) in the case of a criminal action, the person had reasonable cause to believe that the act or omission was unlawful.


      The Registrant's Articles of Incorporation: (1) provide that, to the maximum extent permitted by applicable law, a Continuing Director or officer will not be liable to the Registrant or its stockholders for monetary damages; (2) require the Registrant to indemnify and advance expenses to its present and past Continuing Directors, officers, employees, agents, and persons who are serving or have served at the request of the Registrant as a director, officer, employee or agent in similar capacities for other entities; (3) allow the Registrant to purchase insurance for any present or past director, officer, employee, or agent; and (4) require that any repeal or modification of the Articles of Incorporation or By-laws or adoption or modification of any provision of the Articles of Incorporation or By-laws inconsistent with the indemnification provisions, be prospective only to the extent such repeal or modification would, if applied retrospectively, adversely affect any limitation on the liability of or indemnification and advance of expenses available to any person covered by the indemnification provisions of the Articles of Incorporation and By-laws.


      Section 1 of Article 10 of the By-Laws sets forth the procedures by which the Registrant will indemnify its directors, officers, employees and agents. Section 2 of Article 10 of the By-Laws further provides that the Registrant may purchase and maintain insurance or other sources of reimbursement to the extent permitted by law on behalf of any person who is or was a director or officer of the Registrant, or is or was serving at the request of the Registrant as a director or officer of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in or arising out of his or her position.

      The Registrant's Investment Management Agreement between the Registrant and Bull & Bear Advisers, Inc. (the "Investment Manager") provides that the Investment Manager shall not be liable to the Registrant or any shareholder of the Registrant for any error of judgment or mistake of law or for any loss suffered by the Registrant in connection with the matters to which the Investment Management Agreement relates. However, the Investment Manager is not protected against any liability to the Registrant by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Investment Management Agreement.

      Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant and the investment advisor and any underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification for such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person or the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person or underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

      The Registrant undertakes to carry out all indemnification provisions of its Articles of Incorporation and By-Laws and the above-described Investment Management Agreement in accordance with Investment Company Act Release No. 11330 (September 4, 1980) and successor releases.

ITEM 30.    BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

      The directors and officers of Bull & Bear Advisers, Inc., the Investment Manager, are also directors and officers of the other Funds managed by the Investment Manager, a wholly-owned subsidiary of Bull & Bear Group, Inc. (the "Bull & Bear Funds"). In addition, such officers are officers and directors of Bull & Bear Group, Inc. and its other subsidiaries: Investor Service Center, Inc., the distributor of the Bull & Bear Funds and a registered broker/dealer; Midas Management Corporation and Rockwood Advisers, Inc., registered investment advisers; and Bull & Bear Securities, Inc., a discount brokerage firm. Bull & Bear Group, Inc.'s predecessor was organized in 1976. In 1978, it acquired control of and subsequently merged with Investors Counsel, Inc., a registered investment adviser organized in 1959. The principal business of both companies since their founding has been to serve as investment manager to registered investment companies. The Investment Manager serves as investment manager of Bull & Bear Dollar Reserves, a series of shares issued by Bull & Bear Funds II, Inc.; Bull & Bear Municipal Income Fund, Inc.; Bull & Bear Gold Investors Ltd.; Bull & Bear U.S. and Overseas Fund, a series of Bull & Bear Funds I, Inc.; Bull & Bear Special Equities Fund, Inc.; and Bull & Bear U.S. Government Securities Fund, Inc.

ITEM 31.    LOCATION OF ACCOUNTS AND RECORDS

      The minute books of Registrant and copies of its filings with the Commission are located at 11 Hanover Square, New York, NY 10005 (the offices of the Registrant and its Investment Manager). All other records required by Section 31(a) of the Investment Company Act of 1940 are located at Investors Fiduciary Trust Company, 1004 Baltimore, Kansas City, MO 64105 (the offices of the Registrant's Custodian, Transfer and Dividend Disbursing Agent). Copies of certain of the records located at Investors Fiduciary Trust Company are kept at 11 Hanover Square, New York, NY 10005 (the offices of Registrant and the Investment Manager).

ITEM 32.    MANAGEMENT SERVICES--NONE

ITEM 33.    UNDERTAKINGS

The Registrant hereby undertakes:

1. To suspend the offering of shares of Common Stock covered hereby until the prospectus contained herein is amended if (a) subsequent to the effective date of its registration statement, the net asset value per share of Common Stock declines more than ten percent from its net asset value per share of Common Stock as of the effective date of this registration statement or (b) the net asset value per share of Common Stock increases to an amount greater than its net proceeds as stated in the prospectus contained herein.

2.    Not applicable.

3.    Not applicable.

4.    Not applicable.

5.    Not applicable.

6. That for the purpose of determining any liability under the Securities Act of 1933, as amended, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of this registration statement as of the time it was declared effective.

7. That for purposes of determining any liability under the Securities Act of 1933, as amended, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

8. To send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information or Annual Report.


                                 SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 (the "Securities Act") and the Investment Company Act of 1940 (the "Investment Company Act"), the Registrant has duly caused this Pre-Effective Amendment to the Registration Statement to be filed pursuant to the Securities Act and has duly caused this Amendment to the Registration Statement to be filed pursuant to the Investment Company Act and to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 4th of May, 1998.

                                        BULL & BEAR GLOBAL INCOME FUND, INC.


                                        By:    /s/Thomas B. Winmill
                                               ___________________________
                                               Thomas B. Winmill
                                               Co-President


      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


          Signature            Capacity                     Date


/s/Basset S. Winmill*          Chairman and Director    May 4, 1998
---------------------
(Basset S. Winmill)

/s/Mark C. Winmill*            Co-President and         May 4, 1998
-------------------            Director
(Mark C. Winmill)

/s/Thomas B. Winmill           Co-President and         May 4, 1998
--------------------           Director
(Thomas B. Winmill)            (Principal Executive
                               Officer

/s/Joseph Leung*               Treasurer (Principal     May 4, 1998
--------------------           Financial and
(Joseph Leung)                 Accounting Officer)

/s/George B. Langa*            Director                 May 4, 1998
-------------------
(George B. Langa)

/s/Peter K. Werner*            Director                 May 4, 1998
-------------------
(Peter K. Werner)



 /s/Thomas B. Winmill
----------------------
(Thomas B. Winmill)
Attorney-in-fact


*  Signed pursuant to power-of-attorney, previously filed.




                             SCHEDULE OF EXHIBITS TO FORM N-2


Exhibit                                                                Page
Number            Exhibit                                             Number

      (viii)(a) Form of Dealer Manager Agreement between Registrant and Dealer Manager
            (b) Form of Soliciting Dealer Agreement between Registrant and Soliciting Dealer
            (c)   Form of Subscription Certificate
            (d)   Form of Notice of Guaranteed Delivery
            (e)   Form of Nominee Holder Over-Subscription Form
            (f)   Form of Information Agent Agreement
            (g)   Form of Subscription Agency Agreement
      (xii) Opinion of Skadden, Arps, Slate, Meagher & Flom, LLP
      (xiv) Consent of Independent Accountants for Registrant